UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2018

Date of reporting period: May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY     05.31.18

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME FUND | 1

ANNUAL REPORT

July 11, 2018

This report provides management’s discussion of fund performance for AB Municipal Income Fund: AB California, AB High Income Municipal, AB National and AB New York Portfolios for the annual reporting period ended May 31, 2018.

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk to principal or income. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB CALIFORNIA PORTFOLIO
Class A Shares	0.57%	1.55%
Class B Shares[1]	0.19%	0.78%
Class C Shares	0.19%	0.79%
Advisor Class Shares[2]	0.69%	1.80%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB HIGH INCOME MUNICIPAL PORTFOLIO
Class A Shares	1.75%	4.50%
Class C Shares	1.47%	3.82%
Advisor Class Shares[2]	1.88%	4.76%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB NATIONAL PORTFOLIO
Class A Shares	0.47%	1.48%
Class B Shares[1]	0.19%	0.72%
Class C Shares	0.19%	0.72%
Advisor Class Shares[2]	0.59%	1.73%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB NEW YORK PORTFOLIO
Class A Shares	0.33%	0.95%
Class B Shares[1]	-0.05%	0.19%
Class C Shares	-0.04%	0.09%
Advisor Class Shares[2]	0.46%	1.20%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared with its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2018.

California Portfolio: For the 12-month period, Class A and Advisor Class shares of the Portfolio outperformed the benchmark, while Class B and Class C shares underperformed; for the six-month period, all share classes underperformed the benchmark, before sales charges.

For both periods, yield-curve positioning, particularly in seven- to 10-year duration municipals, detracted relative to the benchmark. An overweight to pre-refunded bonds also detracted. Security selection within the assessment district, miscellaneous revenue and primary/secondary education sectors contributed. For the 12-month period, an underweight to the tax-supported state lease sector detracted, while security selection within the not-for-profit health care sector contributed. For the six-month period, security selection within the ports sector detracted, while an underweight to the state general obligation (“GO”) sector contributed.

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High Income Municipal Portfolio: All share classes of the Portfolio outperformed the benchmark for both periods, before sales charges. While the benchmark is invested in 100% investment-grade securities, the Portfolio invests in below investment-grade securities, which contributed to relative performance.

For both periods, an overweight to, and security selection within, the senior living sector contributed to returns relative to the benchmark. Yield-curve positioning, particularly in seven- to 10-year duration municipals, detracted. For the 12-month period, security selection within the miscellaneous revenue sector contributed. Yield-curve positioning in over-10-year duration municipals and an underweight to the tax-supported state lease sector detracted. For the six-month period, security selection within the tobacco sector contributed. Underweights in one- to two-year and two- to three-year duration municipals detracted.

National Portfolio: For the 12-month period, Class A and Advisor Class shares of the Portfolio outperformed the benchmark, while Class B and Class C shares underperformed; for the six-month period, all share classes underperformed the benchmark, before sales charges.

For both periods, yield-curve positioning, particularly in seven- to 10-year duration municipals, detracted relative to the benchmark. Security selection within the airport/ports sector also detracted. For the 12-month period, an overweight to pre-refunded bonds detracted. Security selection within the special tax, miscellaneous revenue and state GO sectors contributed. Yield-curve positioning in less-than-one-year duration municipals also contributed. For the six-month period, security selection in the pre-refunded sector detracted. Yield-curve positioning in one- to two-year duration municipals detracted, while an underweight to over-10-year duration municipals contributed. Security selection in the assessment district, senior living and water and sewer sectors contributed.

New York Portfolio: For the 12-month period, all share classes of the Portfolio except Advisor Class shares underperformed the benchmark; all share classes underperformed the benchmark for the six-month period, before sales charges.

For both periods, yield-curve positioning, particularly in seven- to 10-year duration municipals, detracted relative to the benchmark. Security selection within the pre-refunded sector detracted, while selection in the special tax sector contributed. An underweight to the state GO sector also contributed. For the 12-month period, security selection within the airport/ports sector detracted, while an overweight to the senior living sector contributed. For the six-month period, security selection within the water and sewer sector detracted, while selection in the local GO sector contributed.

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All Portfolios utilized derivatives in the form of interest rate swaps for hedging purposes, which had no material impact on absolute returns for either period.

The High Income Municipal Portfolio also utilized credit default swaps for investment purposes, which had an immaterial impact on returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Against the backdrop of three interest rate hikes by the US Federal Reserve and concerns about tax reform, municipals remained resilient throughout 2017 and outperformed US Treasuries. Yields rose at the beginning of 2018; by the end of February, 10-year AAA municipal yields were 50 basis points higher than at the end of 2017. Longer-term municipal yields staged a slight rally for the remainder of the period ended May 31, 2018, though short-term yields increased another 25 basis points as the yield curve flattened. For the entire 12-month period, short-maturity yields increased significantly more than intermediate- and long-maturity yields; for example, AAA-rated two-year yields increased 86 basis points, while AAA-rated 30-year yields only rose 13 basis points.

The Fund’s Senior Investment Management Team (the “Team”) maintains the Fund’s underweight to the longest-maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy. Fiscal conditions continue to improve for the majority of states, according to the National Association of State Budget Officers. For example, overall revenue growth for fiscal year 2018 grew nearly 5% on average for all states, the largest increase since 2015. The Team continues to focus on after-tax return by investing in investment-grade municipal bonds with selective investments in high yield that generate income exempt from federal income taxes.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

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Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]
California	4.52%	0.13%
High Income Municipal	2.13%	0.00%
National	4.20%	0.47%
New York	3.80%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

INVESTMENT POLICIES

Each of the California, National and New York Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. The High Income Municipal Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment-grade or investment-grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios that invests in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and

(continued on next page)

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certain types of mortgage-related securities. The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk (High Income Municipal Portfolio): Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The

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DISCLOSURES AND RISKS (continued)

Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Portfolios.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to heightened interest rate risk due

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DISCLOSURES AND RISKS (continued)

to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolios was 4.25%. If the Class A annualized returns for the Portfolios and the National, California and New York Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB CALIFORNIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.70%	3.02%
1 Year	1.55%	-1.52%
5 Years	2.90%	2.28%
10 Years	4.17%	3.85%
CLASS B SHARES			0.97%	1.72%
1 Year	0.78%	-2.17%
5 Years	2.15%	2.15%
10 Years[3]	3.74%	3.74%
CLASS C SHARES			1.01%	1.79%
1 Year	0.79%	-0.20%
5 Years	2.14%	2.14%
10 Years	3.43%	3.43%
ADVISOR CLASS SHARES[4]			2.00%	3.55%
1 Year	1.80%	1.80%
5 Years	3.18%	3.18%
Since Inception[5]	4.65%	4.65%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.59%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, inclusive of any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 8/6/2008.

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HISTORICAL PERFORMANCE (continued)

AB CALIFORNIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.26%
5 Years	2.97%
10 Years	3.97%
CLASS B SHARES
1 Year	-1.89%
5 Years	2.85%
10 Years[1]	3.86%
CLASS C SHARES
1 Year	0.08%
5 Years	2.85%
10 Years	3.55%
ADVISOR CLASS SHARES[2]
1 Year	2.08%
5 Years	3.88%
Since Inception[3]	4.62%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 8/6/2008.

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HISTORICAL PERFORMANCE

AB HIGH INCOME MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/26/20101 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 1/26/20101 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

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HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			3.26%	5.02%
1 Year	4.50%	1.37%
5 Years	4.32%	3.68%
Since Inception[3]	6.53%	6.14%
CLASS C SHARES			2.61%	4.02%
1 Year	3.82%	2.82%
5 Years	3.58%	3.58%
Since Inception[3]	5.77%	5.77%
ADVISOR CLASS SHARES[4]			3.62%	5.57%
1 Year	4.76%	4.76%
5 Years	4.60%	4.60%
Since Inception[3]	6.82%	6.82%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.89%, 1.64% and 0.64% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of any interest expense to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 1/26/2010.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

16 | AB MUNICIPAL INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.62%
5 Years	5.12%
Since Inception[1]	6.10%
CLASS C SHARES
1 Year	2.99%
5 Years	5.01%
Since Inception[1]	5.73%
ADVISOR CLASS SHARES[2]
1 Year	5.13%
5 Years	6.07%
Since Inception[1]	6.78%

1	Inception date: 1/26/2010.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

abfunds.com	AB MUNICIPAL INCOME FUND | 17

HISTORICAL PERFORMANCE

AB NATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			2.04%	3.14%
1 Year	1.48%	-1.58%
5 Years	2.73%	2.11%
10 Years	4.11%	3.80%
CLASS B SHARES			1.44%	2.22%
1 Year	0.72%	-2.24%
5 Years	1.98%	1.98%
10 Years[3]	3.67%	3.67%
CLASS C SHARES			1.35%	2.08%
1 Year	0.72%	-0.26%
5 Years	1.99%	1.99%
10 Years	3.37%	3.37%
ADVISOR CLASS SHARES[4]			2.35%	3.62%
1 Year	1.73%	1.73%
5 Years	3.01%	3.01%
Since Inception[5]	4.60%	4.60%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 8/6/2008.

abfunds.com	AB MUNICIPAL INCOME FUND | 19

HISTORICAL PERFORMANCE (continued)

AB NATIONAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.32%
5 Years	2.86%
10 Years	3.91%
CLASS B SHARES
1 Year	-1.97%
5 Years	2.73%
10 Years[1]	3.79%
CLASS C SHARES
1 Year	-0.09%
5 Years	2.71%
10 Years	3.48%
ADVISOR CLASS SHARES[2]
1 Year	2.01%
5 Years	3.76%
Since Inception[3]	4.56%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 8/6/2008.

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HISTORICAL PERFORMANCE

AB NEW YORK PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND | 21

HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.97%	3.32%
1 Year	0.95%	-2.09%
5 Years	2.34%	1.71%
10 Years	3.62%	3.30%
CLASS B SHARES			1.25%	2.11%
1 Year	0.19%	-2.76%
5 Years	1.59%	1.59%
10 Years[3]	3.19%	3.19%
CLASS C SHARES			1.29%	2.18%
1 Year	0.09%	-0.89%
5 Years	1.59%	1.59%
10 Years	2.87%	2.87%
ADVISOR CLASS SHARES[4]			2.28%	3.85%
1 Year	1.20%	1.20%
5 Years	2.61%	2.61%
Since Inception[5]	4.04%	4.04%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.56%, 1.56% and 0.56% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, exclusive of interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 8/6/2008.

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HISTORICAL PERFORMANCE (continued)

AB NEW YORK PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.90%
5 Years	2.37%
10 Years	3.37%
CLASS B SHARES
1 Year	-2.46%
5 Years	2.25%
10 Years[1]	3.28%
CLASS C SHARES
1 Year	-0.49%
5 Years	2.27%
10 Years	2.97%
ADVISOR CLASS SHARES[2]
1 Year	1.51%
5 Years	3.30%
Since Inception[3]	4.02%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 8/6/2008.

abfunds.com	AB MUNICIPAL INCOME FUND | 23

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

AB California Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.70	$3.80	0.76%
Hypothetical**	$1,000	$1,021.14	$3.83	0.76%
Class B
Actual	$1,000	$1,001.90	$7.54	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,001.90	$7.54	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,006.90	$2.55	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

AB High Income Municipal Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,017.50	$4.43	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%
Class C
Actual	$1,000	$1,014.70	$8.19	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%
Advisor Class
Actual	$1,000	$1,018.80	$3.17	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

AB National Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.70	$3.80	0.76%
Hypothetical**	$1,000	$1,021.14	$3.83	0.76%
Class B
Actual	$1,000	$1,001.90	$7.54	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,001.90	$7.54	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,005.90	$2.55	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

abfunds.com	AB MUNICIPAL INCOME FUND | 25

EXPENSE EXAMPLE (continued)

(unaudited)

AB New York Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.30	$3.75	0.75%
Hypothetical**	$1,000	$1,021.19	$3.78	0.75%
Class B
Actual	$1,000	$999.50	$7.48	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class C
Actual	$1,000	$999.60	$7.48	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Advisor Class
Actual	$1,000	$1,004.60	$2.50	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

*	Expenses are equal to the classes’ annualized expense ratios (interest expense incurred), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

26 | AB MUNICIPAL INCOME FUND	abfunds.com

BOND RATING SUMMARY1

May 31, 2018 (unaudited)

1	All data are as of May 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND | 27

BOND RATING SUMMARY1 (continued)

May 31, 2018 (unaudited)

1	All data are as of May 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

AB CALIFORNIA PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.3%
Long-Term Municipal Bonds – 99.3%
California – 96.3%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35-10/01/37	$13,585	$15,194,242
Anaheim Housing & Public Improvements Authority Series 2016 5.00%, 10/01/34-10/01/36	6,280	6,829,172
5.00%, 10/01/34 (Pre-refunded/ETM)(a)	1,930	2,136,317
5.00%, 10/01/35 (Pre-refunded/ETM)(a)	1,700	1,881,730
5.00%, 10/01/36 (Pre-refunded/ETM)(a)	1,020	1,129,038
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/33-6/01/35	3,300	3,819,499
Bay Area Toll Authority Series 2010S-2 5.00%, 10/01/30 (Pre-refunded/ETM)	2,350	2,530,480
Series 2013S 5.00%, 4/01/31 (Pre-refunded/ETM)	8,500	9,759,870
5.00%, 4/01/33 (Pre-refunded/ETM)	4,200	4,822,524
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26(a)	640	641,715
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/35	4,415	4,904,314
California Educational Facilities Authority (Loma Linda University) Series 2017A 5.00%, 4/01/47	3,000	3,360,750
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/30	1,250	1,353,588
Series 2015 5.00%, 11/01/31	2,000	2,266,740
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/30	2,000	2,366,140
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/35-8/15/47	7,365	8,327,834

abfunds.com	AB MUNICIPAL INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Dignity Health Obligated Group) Series 2008G 5.50%, 7/01/25	$3,180	$3,190,335
California Health Facilities Financing Authority (St Joseph Health System Obligated Group) Series 2013A 5.00%, 7/01/33	5,000	5,627,750
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2017A 5.00%, 11/15/34-11/15/36	9,180	10,777,899
Series 2018A 5.00%, 11/15/35-11/15/36	6,400	7,491,326
California Municipal Finance Authority (American Heritage Education Foundation/CA) Series 2016A 5.00%, 6/01/36-6/01/46	3,400	3,699,475
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	5,960	6,463,095
California Municipal Finance Authority (Biola University, Inc.) Series 2017 5.00%, 10/01/32-10/01/39	5,510	6,345,762
California Municipal Finance Authority (Community Hospitals of Central California Obligated Group) Series 2017A 5.00%, 2/01/47	7,425	8,157,253
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 1/01/45(a)	1,295	1,291,257
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(a)(b)(c)(d)	2,745	411,750
California Public Finance Authority (Henry Mayo Newhall Memorial Hospital) Series 2017 5.00%, 10/15/37-10/15/47	3,665	3,961,102

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 6/01/42(a)(e)	$2,750	$2,801,975
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2015A 5.00%, 7/01/45(e)	4,000	4,323,560
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/37-6/01/47(a)(e)	2,765	2,852,319
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/46-6/01/51(a)(e)	5,235	5,356,128
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2015A 5.00%, 8/01/45(e)	1,000	1,064,220
California School Finance Authority (Kipp LA) Series 2014A 5.00%, 7/01/34	600	656,754
Series 2017A 5.00%, 7/01/37-7/01/47(e)	3,420	3,799,035
California School Finance Authority (Rocketship Education Obligated Group) Series 2016A 5.00%, 6/01/36-6/01/46(a)(e)	3,500	3,618,230
Series 2017A 5.125%, 6/01/47(a)(e)	700	730,044
Series 2017G 5.00%, 6/01/37-6/01/53(a)(e)	1,910	1,974,254
California School Finance Authority (Summit Public Schools Obligated Group) Series 2017 5.00%, 6/01/53(e)	3,450	3,721,894
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/34	575	610,874
5.875%, 10/01/44	1,000	1,066,950
6.00%, 10/01/49	715	765,701

abfunds.com	AB MUNICIPAL INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 4/01/37	$5,000	$5,466,500
California Statewide Communities Development Authority (American Baptist Homes of the West) Series 2015 5.00%, 10/01/26-10/01/45	5,645	6,298,248
California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/34-11/15/44	4,500	5,017,535
California Statewide Communities Development Authority (California Baptist University) Series 2017A 5.00%, 11/01/32-11/01/41(a)(e)	3,010	3,277,188
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 5/15/34-5/15/36	3,910	4,454,599
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/36(e)	5,000	5,395,900
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44(a)(e)	1,800	1,914,516
5.375%, 11/01/49(a)(e)	2,500	2,676,500
Capistrano Unified School District School Facilities Improvement District No. 1 AGM Series 2001B Zero Coupon, 8/01/25	8,000	6,323,600
City of Atwater CA Wastewater Revenue AGM Series 2017A 5.00%, 5/01/40-5/01/43	2,000	2,272,920
City of Encinitas CA (City of Encinitas CA CFD No. 1) Series 2012 5.00%, 9/01/26-9/01/29	2,795	3,043,961

32 | AB MUNICIPAL INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Irvine CA (City of Irvine CA Assessment Dist No. 13-1) Series 2013 5.00%, 9/02/27-9/02/29	$1,760	$1,937,885
City of Long Beach CA (City of Long Beach CA Marina Revenue) Series 2015 5.00%, 5/15/32-5/15/45	5,600	6,177,676
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 6/01/31	5,000	5,676,100
City of Los Angeles Department of Airports Series 2009A 5.25%, 5/15/29	8,340	8,620,141
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	13,267,896
City of Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	35,543,250
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 9/02/25-9/02/30	3,290	3,618,825
City of Redding CA NATL Series 1992 8.741%, 7/01/22 (Pre-refunded/ETM)(f)	525	613,484
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/33	10,090	11,541,547
City of Roseville CA Series 2017A 5.00%, 9/01/33-9/01/34(a)	2,320	2,590,136
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 9/01/36(a)	755	808,069
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 5/01/31	5,000	5,563,300
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 7/01/30	1,810	1,968,864

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Upland CA COP (San Antonio Regional Hospital) Series 2017 5.00%, 1/01/32-1/01/47	$3,750	$4,185,350
County of Orange CA COP AMBAC Series 1991 6.00%, 6/01/21 (Pre-refunded/ETM)	305	314,333
County of Sacramento CA (North Vineyard District 2005-2) Series 2016 5.00%, 9/01/40-9/01/45(a)	2,240	2,464,812
County of Sacramento CA Airport System Revenue Series 2016B 5.00%, 7/01/36	1,755	2,011,792
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,635	1,698,945
El Dorado Irrigation District/El Dorado County Water Agency Series 2016C 5.00%, 3/01/36	4,750	5,479,742
Fremont Community Facilities District No. 1 Series 2015 5.00%, 9/01/40(a)	4,000	4,386,040
Garden Grove Unified School District Series 2013C 5.00%, 8/01/32	2,535	2,871,318
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	210	210,004
Imperial Irrigation District Electric System Revenue Series 2016C 5.00%, 11/01/31-11/01/36	2,500	2,900,455
Irvine Unified School District Series 2017B 5.00%, 9/01/47(a)	1,000	1,110,010
Jurupa Unified School District Series 2017B 5.00%, 8/01/34-8/01/35	1,535	1,818,853
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/31-9/01/35(a)	4,925	5,467,270

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/28-11/01/29	$6,580	$7,190,868
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2016A 5.00%, 6/01/32	3,500	4,158,175
Los Angeles Unified School District/CA COP Series 2012B 5.00%, 10/01/28-10/01/29	9,220	10,274,754
Menifee Union School District Series 2018 5.00%, 9/01/43-9/01/48	2,215	2,438,718
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/35	7,480	7,917,954
Norco Community Redevelopment Agency Successor Agency Series 2010 5.875%, 3/01/32 (Pre-refunded/ETM)	1,580	1,694,945
6.00%, 3/01/36 (Pre-refunded/ETM)	1,125	1,209,251
Norman Y Mineta San Jose International Airport SJC Series 2017A 5.00%, 3/01/33-3/01/37	8,400	9,605,605
Series 2017B 5.00%, 3/01/35	3,000	3,483,240
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/31-8/01/33	5,340	6,198,372
Orange County Transportation Authority Series 2013 5.00%, 8/15/29	2,360	2,680,299
Oxnard Financing Authority AGM Series 2014 5.00%, 6/01/31	5,250	5,861,572
Palomar Health Series 2016 5.00%, 11/01/36	5,000	5,439,500

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 8/01/31	$1,285	$1,482,774
Series 2017 5.00%, 11/01/42	1,000	1,081,810
Port of Los Angeles Series 2009C 5.00%, 8/01/26	21,450	22,247,940
Poway Unified School District (Poway Unified School District CFD No. 6) Series 2012 5.00%, 9/01/26	970	1,059,618
Poway Unified School District Public Financing Authority Series 2015A 5.00%, 9/01/33-9/01/34(a)	2,500	2,743,620
Redding Joint Powers Financing Authority Series 2015A 5.00%, 6/01/30	1,350	1,569,267
Rialto Redevelopment Agency Series 2018 5.00%, 9/01/32-9/01/37(g)	3,235	3,829,047
Riverside County Transportation Commission Series 2013A 5.25%, 6/01/32 (Pre-refunded/ETM)	9,165	10,668,060
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/35	5,000	5,819,700
Sacramento Regional Transit District Series 2012 5.00%, 3/01/36 (Pre-refunded/ETM)(a)	680	727,423
5.00%, 3/01/36-3/01/42	2,445	2,576,192
5.00%, 3/01/42 (Pre-refunded/ETM)(a)	1,125	1,203,458
San Diego County Water Authority Financing Corp. Series 2011B 5.00%, 5/01/29-5/01/30	16,115	17,501,955
San Diego Public Facilities Financing Authority (San Diego Public Facilities Financing Authority Lease) Series 2010A 5.25%, 3/01/25	15,000	16,121,250
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	3,180	3,603,671

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Airport Comm-San Francisco International Airport Series 2017A 5.00%, 5/01/42	$2,000	$2,287,080
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,115	2,206,347
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,730,850
AGM Series 2000A 6.125%, 1/01/27	1,480	1,484,943
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/29(a)	1,310	1,427,717
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) Series 2016B 5.00%, 8/01/33-8/01/35	2,000	2,299,210
Series 2016C 5.00%, 8/01/32-8/01/35	2,000	2,303,940
San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	19,473,800
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	19,083,600
Zero Coupon, 1/01/23 (Pre-refunded/ETM)	25,000	22,814,000
San Mateo Joint Powers Financing Authority (San Mateo Joint Powers Financing Authority Lease) Series 2016A 4.00%, 7/15/32	4,500	4,845,375
Santa Ana Unified School District Series 2008A 5.25%, 8/01/28	5,400	5,433,966
Southern California Public Power Authority Series 2009A 5.00%, 7/01/23	320	326,160

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 7/01/33-7/01/34	$8,200	$9,353,834
State of California Series 2004 5.30%, 4/01/29	5	5,015
Series 2013 5.00%, 2/01/31-11/01/31	10,000	11,334,000
Series 2014 5.00%, 12/01/30	2,000	2,292,640
Series 2017 5.00%, 8/01/35	5,000	5,848,800
State of California (Inland Regional Center) Series 2015 5.00%, 6/15/32	5,000	5,622,850
State of California Department of Water Resources Series 2008 5.00%, 12/01/24 (Pre-refunded/ETM)	95	95,000
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 9/01/33-9/01/34	3,800	4,374,144
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,136,415
6.00%, 9/01/30	1,395	1,508,999
Successor Agency to the Redev of San Francisco – Mission Bay North Series 2016A 5.00%, 8/01/32-8/01/36	3,500	4,038,536
Tejon Ranch Public Facilities Finance Authority (Tejon Ranch Public Facilities Finance Authority CFD No. 1) Series 2012 5.25%, 9/01/26-9/01/28(a)	2,375	2,546,003
5.50%, 9/01/30-9/01/33(a)	2,135	2,292,024
Tustin Community Facilities District No. 06-1 Series 2015A 5.00%, 9/01/32-9/01/35	3,780	4,290,154

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

University of California Series 2013A 5.00%, 5/15/32	$9,000	$10,188,540
Walnut Energy Center Authority Series 2014 5.00%, 1/01/31-1/01/32	7,700	8,809,553
Washington Township Health Care District Series 2017B 5.00%, 7/01/32-7/01/33	3,500	3,933,620
West Contra Costa Healthcare District Series 2011 6.00%, 7/01/32(a)	1,050	1,137,980

		672,984,592

Guam – 1.0%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	1,335	1,412,563
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	5,240	5,665,510

		7,078,073

Illinois – 0.3%
Chicago Board of Education Series 2018A 5.00%, 12/01/31(g)	2,000	2,064,300

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 2.596%, 12/01/30(h)	3,150	3,150,000

New York – 0.2%
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 2.818%, 1/01/39(h)	1,300	1,294,670

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,700	1,632,000

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$1,000	$895,000

Texas – 0.7%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	3,050	3,331,241
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,525	1,629,081

		4,960,322

Total Municipal Obligations (cost $659,309,738)		694,058,957

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(i)(j)(k) (cost $5,762,439)	5,762,439	5,762,439

Total Investments – 100.1% (cost $665,072,177)		699,821,396
Other assets less liabilities – (0.1)%		(626,023)

Net Assets – 100.0%		$699,195,373

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$2,745,000	$411,750	0.06%

(c)	Defaulted.

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PORTFOLIO OF INVESTMENTS (continued)

AB CALIFORNIA PORTFOLIO

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $43,505,763 or 6.2% of net assets.

(f)	Inverse floater security.

(g)	When-Issued or delayed delivery security.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of these securities amounted to $4,444,670 or 0.64% of net assets.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.5% and 0.1%, respectively.

Glossary:

AD – Assessment District

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CFD – Community Facilities District

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND | 41

PORTFOLIO OF INVESTMENTS

AB HIGH INCOME MUNICIPAL PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.0%
Long-Term Municipal Bonds – 101.0%
Alabama – 1.0%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$18,565	$21,473,207
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 6.25%, 2/01/23	1,000	1,018,010
7.00%, 2/01/36	3,130	3,194,510

		25,685,727

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015A 6.625%, 9/01/35	5,000	4,924,650

Arizona – 1.2%
Glendale Industrial Development Authority (Beatitudes Campus (The)) Series 2017 5.00%, 11/15/40-11/15/45(a)	5,765	5,944,353
Glendale Industrial Development Authority (Glencroft Retirement Community Obligated Group) Series 2016 5.25%, 11/15/46-11/15/51(a)	1,950	1,989,859
Industrial Development Authority of the City of Phoenix (The) Series 2012 6.30%, 7/01/42(a)	1,000	1,126,970
Industrial Development Authority of the City of Phoenix (The) (Deer Valley Assisted Living Facility LLC) Series 2016A 5.125%, 7/01/36(a)	4,400	4,341,172
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	10,690	11,278,912

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 7/01/47	$1,375	$1,437,136
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	1,995	2,246,111
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46(a)	3,000	3,199,800
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	1,225	1,279,255

		32,843,568

California – 6.2%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	2,400	2,642,424
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	5,000	5,598,650
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31(a)	2,560	2,905,958
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)(b)	1,000	1,071,450
6.875%, 1/01/42(a)(b)	3,500	3,765,545
Series 2014 5.00%, 1/01/35(a)	1,050	1,039,458
5.25%, 1/01/45(a)	2,025	2,019,148
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,675	1,714,999

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 6/01/34(a)	$3,800	$4,328,542
7.25%, 6/01/43(a)	6,565	7,504,255
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43(a)	3,235	3,485,001
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32(a)(c)(d)(e)	3,795	569,250
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	11,865	12,641,920
California School Finance Authority (ACE Charter Schools Obligated Group) Series 2016A 5.00%, 6/01/52(a)(b)	2,045	2,059,724
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2016A 5.00%, 7/01/46-7/01/51(b)	5,250	5,669,073
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/54(a)(b)	1,165	1,188,673
California School Finance Authority (Kipp LA) Series 2014A 5.125%, 7/01/44	2,850	3,106,272
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34	1,000	1,071,230
6.75%, 8/01/44	6,180	6,675,203
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(a)(c)(d)(e)	8,995	6,701,275

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 8/01/41	$2,000	$2,235,620
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	3,470	3,774,631
California Statewide Communities Development Authority (John Muir Health) Series 2016A 5.00%, 8/15/41	1,000	1,138,890
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016A 5.00%, 12/01/46(b)	3,400	3,628,208
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41(a)	4,000	4,650,560
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,533,205
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/32(a)	1,000	1,076,230
6.00%, 10/01/47(a)	1,000	1,084,020
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	4,500	5,050,575
Los Angeles County Public Works Financing Authority (Los Angeles County Public Works Financing Authority Lease) Series 2016D 5.00%, 12/01/45	6,150	7,000,729

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/34-11/01/36	$8,025	$8,511,468
Norco Community Redevelopment Agency Successor Agency Series 2010 6.00%, 3/01/36	450	483,701
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	5,600	6,098,848
Series 2014B 5.25%, 1/15/44	4,000	4,377,840
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36(a)	3,600	3,600,324
Successor Agency to Richmond Community Redevelopment Agency Series 2010A 6.00%, 9/01/30	1,235	1,335,924
University of California Series 2013A 5.00%, 5/15/32(f)	10,000	11,320,600
University of California CA Revenues 5.00%, 5/15/33(f)	9,000	10,166,040
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42(a)	5,900	6,374,301

		162,199,764

Colorado – 1.5%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/37(a)(b)	5,730	5,903,103
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/43	1,250	1,330,088
Clear Creek Station Metropolitan District No. 2 Series 2017A 5.00%, 12/01/47(a)	1,000	1,016,230

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/44	$890	$895,776
5.125%, 11/01/49	765	769,322
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,795	6,217,571
Colorado Health Facilities Authority (Christian Living Communities) Series 2016 5.00%, 1/01/31(a)	2,975	3,161,681
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,690	2,849,383
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.125%, 12/01/45(a)(b)	1,750	1,852,708
6.25%, 12/01/50(a)(b)	1,000	1,063,190
Colorado International Center Metropolitan District No. 14 Series 2018 5.875%, 12/01/46(a)	3,000	3,139,680
Copperleaf Metropolitan District No. 2 Series 2015 5.75%, 12/01/45(a)	1,000	1,051,290
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	600	641,700
Fitzsimons Village Metropolitan District No. 1 Series 2010A 7.50%, 3/01/40(a)	1,293	1,340,750
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/40(a)(b)	1,000	1,034,500
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45(a)	1,610	1,651,055
Series 2017A 5.00%, 12/01/47(a)	2,000	2,030,240

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/39(a)	$2,550	$2,629,305

		38,577,572

Connecticut – 1.9%
State of Connecticut Series 2013E 5.00%, 8/15/31	7,860	8,493,857
Series 2016A 5.00%, 3/15/32	7,630	8,463,578
Series 2016E 5.00%, 10/15/33	12,765	14,201,190
Series 2017A 5.00%, 4/15/32-4/15/35	14,150	15,777,228
Series 2018A 5.00%, 4/15/37	3,000	3,340,710

		50,276,563

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	575	599,840

District of Columbia – 0.9%
District of Columbia Series 2011 6.625%, 3/01/41(a)	1,850	2,071,297
Series 2013 6.00%, 7/01/48	2,900	3,434,035
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 7/01/36	3,000	3,251,250
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	2,660	2,818,829
Series 2016A 5.00%, 6/01/41-6/01/46	3,705	4,033,311
District of Columbia (KIPP DC) Series 2017A 5.00%, 7/01/42-7/01/48	6,800	7,523,744

		23,132,466

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 5.3%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46(a)	$5,000	$5,589,550
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/42-10/01/46(a)	4,065	4,699,393
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,000	4,355,400
Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	2,090	2,136,022
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 7/01/50(a)(b)	1,550	1,674,868
Capital Trust Agency, Inc. (AVIVA SENIOR LIFE) Series 2017 5.00%, 7/01/46(a)(b)	1,500	1,533,990
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,585,680
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/44	6,830	7,381,318
Collier County Health Facilities Authority (The Moorings) Series 2015A 5.00%, 5/01/45	3,950	4,333,545
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45(a)(g)	4,200	3,066,000
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	9,050	9,848,998
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	6,710	6,830,243

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	$4,365	$4,676,967
Series 2014 5.00%, 11/15/39-11/15/44	14,850	15,820,863
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40	1,035	1,202,380
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	25,135	27,225,070
Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 1/01/47-1/01/52	6,950	7,422,867
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/35-8/15/47	16,875	19,163,842
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 4/01/42	9,050	10,148,398

		138,695,394

Georgia – 0.3%
Glynn-Brunswick Memorial Hospital Authority Series 2017 5.00%, 8/01/47	2,650	2,919,743
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	5,000	5,413,800

		8,333,543

Guam – 0.0%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	910	941,741

Idaho – 0.2%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	4,000	4,417,560

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 13.8%
Chicago Board of Education Series 2011A 5.25%, 12/01/41	$5,000	$5,022,100
Series 2015C 5.25%, 12/01/35-12/01/39	15,500	15,694,510
Series 2016A 7.00%, 12/01/44	3,095	3,584,598
Series 2017A 7.00%, 12/01/46(b)	3,500	4,163,915
Series 2017B 6.75%, 12/01/30(b)	11,365	13,457,865
7.00%, 12/01/42(b)	2,400	2,865,504
Series 2017C 5.00%, 12/01/34	5,055	5,181,729
Series 2017G 5.00%, 12/01/44	8,150	8,229,707
Series 2018A 5.00%, 12/01/28-12/01/33(h)	11,150	11,510,485
Chicago O’Hare International Airport Series 2017D 5.25%, 1/01/32-1/01/36	10,170	11,919,034
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 1/01/43	2,055	2,315,451
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/31	5,000	5,382,350
Series 2014 5.25%, 12/01/49	8,000	8,870,320
City of Chicago IL Series 2010A 4.00%, 12/01/18	595	599,915
Series 2012A 5.00%, 1/01/34	695	706,565
Series 2014A 5.00%, 1/01/23-1/01/36	2,485	2,584,107
Series 20152 5.00%, 1/01/25	400	428,164
Series 2015A 5.00%, 1/01/19	600	607,704
5.50%, 1/01/33	1,000	1,066,880

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016C 5.00%, 1/01/38	$590	$606,072
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(a)(i)	7,950	6,980,259
City of Chicago IL (Metramarket of Chicago LLC) Series 2010A 6.87%, 2/15/24	709	709,392
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 2/15/47-2/15/50	2,790	3,032,327
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	7,675	7,574,737
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,394,549
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.625%, 5/15/42(a)	7,525	7,902,755
5.75%, 5/15/46(a)	4,740	4,990,462
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/40-12/01/46	16,000	17,533,450
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48(a)	4,344	4,285,905
6.44%, 5/15/55(a)	8,560	8,511,224
Series 2016C 2.00%, 5/15/55(a)(d)(e)(i)	2,277	113,873
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	7,500	8,181,825
Series 2015 5.25%, 5/15/50	2,300	2,386,595

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/32-2/15/36	$12,535	$14,331,020
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 8/01/49	1,075	1,169,600
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/44	4,500	4,799,070
Illinois State Toll Highway Authority Series 2015B 5.00%, 1/01/36-1/01/40	22,300	25,123,402
Series 2016A 5.00%, 12/01/32	7,735	8,866,398
Metropolitan Pier & Exposition Authority Series 2017A 5.00%, 6/15/57	6,885	7,236,479
Series 2017B Zero Coupon, 12/15/54	8,000	1,260,080
State of Illinois Series 2014 5.00%, 5/01/29-5/01/36	30,190	31,305,603
Series 2016 5.00%, 2/01/25-11/01/35	47,125	50,154,218
Series 2017D 5.00%, 11/01/28	12,000	12,806,640
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33(a)	10,282	10,043,046
Series 2016B 7.00%, 3/01/33(a)	4,434	4,345,675
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25(a)	2,966	3,063,403
5.00%, 3/01/36(a)	8,969	9,327,132
Series 2015B 6.00%, 3/01/36(a)	2,923	3,121,004

		365,347,098

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana – 1.6%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40-8/15/45	$8,010	$8,361,032
Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 3/01/32	5,535	5,677,637
Series 2015A 5.00%, 3/01/39	2,675	2,846,173
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44-7/01/48	22,595	24,119,903
Town of Chesterton IN (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	2,000	2,081,080

		43,085,825

Iowa – 0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	6,060	6,436,871
Xenia Rural Water District Series 2016 5.00%, 12/01/41	4,000	4,345,600

		10,782,471

Kansas – 0.3%
City of Lawrence KS (Lawrence Memorial Hospital/KS) Series 2018 5.00%, 7/01/43	7,500	8,495,700

Kentucky – 1.8%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/46	7,855	8,593,213
Kentucky Economic Development Finance Authority (Catholic Health Initiatives) Series 2013 5.375%, 1/01/40	3,250	3,504,020

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/45	$5,000	$5,507,850
Kentucky Economic Development Finance Authority (Masonic Home Independent Living II, Inc.) Series 2016A 5.00%, 5/15/46-5/15/51(a)	8,000	8,366,910
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	7,765	8,131,430
5.50%, 11/15/45(a)	2,350	2,468,816
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	4,045	4,398,937
5.25%, 6/01/41	3,650	4,017,774
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.75%, 11/15/50(a)	2,650	2,689,936

		47,678,886

Louisiana – 1.8%
Jefferson Parish Hospital Service District No. 2 Series 2011 6.375%, 7/01/41	5,775	5,990,119
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45(a)	7,625	8,476,484
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/41	5,000	5,596,300

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/47(a)	$25	$29,578
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(a)(c)(e)	7,250	73
Series 2014A 8.375%, 7/01/39(a)(c)(e)	17,000	170
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2016A 5.00%, 7/01/51	10,000	10,892,700
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	2,080	2,300,875
Series 2017 5.00%, 5/15/42	5,000	5,563,650
New Orleans Aviation Board Series 2017B 5.00%, 1/01/48	2,350	2,614,633
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/37(a)	4,600	4,921,126

		46,385,708

Maine – 1.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(b)	7,270	7,838,514
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 7/01/36-7/01/41	8,440	9,166,449
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/39	8,100	8,824,302

		25,829,265

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maryland – 0.5%
City of Westminster MD (Lutheran Village at Miller’s Grant, Inc. (The)) Series 2014A 6.00%, 7/01/34(a)	$1,500	$1,614,255
6.125%, 7/01/39(a)	750	809,992
6.25%, 7/01/44(a)	2,000	2,173,080
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40(a)	1,000	1,021,040
County of Frederick MD (Mount St Mary’s University, Inc.) Series 2017A 5.00%, 9/01/37-9/01/45(b)	2,885	3,067,991
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/40-7/01/45	5,275	5,669,914

		14,356,272

Massachusetts – 2.7%
Commonwealth of Massachusetts NATL Series 2000D 2.686%, 12/01/30(j)	1,550	1,550,000
NATL Series 2000F 2.611%, 12/01/30(j)	8,625	8,625,000
Massachusetts Development Finance Agency Series 2013A 6.25%, 11/15/33(a)(b)	2,000	2,417,060
6.50%, 11/15/43(a)(b)	3,750	4,569,150
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/35-10/01/43	5,500	5,999,805
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 7/01/34-7/01/47	5,080	5,451,676

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	$5,000	$5,325,550
Series 2014 5.125%, 7/01/44	1,000	1,084,160
Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/37-10/01/57(b)	6,000	6,354,390
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/33	3,650	4,283,421
Massachusetts Development Finance Agency (Zero Waste Solutions) Series 2017 8.00%, 12/01/22(a)(b)	12,175	10,108,415
Series 2017A 7.75%, 12/01/44(a)(b)	5,235	5,194,219
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012B 5.00%, 8/15/30(f)	10,000	11,057,200

		72,020,046

Michigan – 5.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.25%, 7/01/39	11,115	11,943,623
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2011C 5.00%, 7/01/41	1,425	1,500,796
5.25%, 7/01/27	5,000	5,385,950
Detroit City School District Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,371,979

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Grand Rapids Economic Development Authority (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/47-11/01/52(a)	$2,245	$2,348,407
Great Lakes Water Authority Water Supply System Revenue Series 2016B 5.00%, 7/01/46	10,000	11,061,800
Series 2016D 5.00%, 7/01/36	8,500	9,383,575
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2014C-1 5.00%, 7/01/44	11,970	13,030,183
Series 2014C-2 5.00%, 7/01/44	2,000	2,146,760
Series 2014C-6 5.00%, 7/01/33	2,750	3,037,238
Series 2014D-4 5.00%, 7/01/30	1,000	1,112,640
Series 2014D4 5.00%, 7/01/29	1,400	1,557,696
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/39-7/01/44	14,780	15,853,861
Michigan Finance Authority (Trinity Health Corp. Obligated Group) Series 2017A-MI 5.00%, 12/01/42	1,930	2,203,944
Michigan Strategic Fund (Canterbury Health Care, Inc. Obligated Group) Series 2016 5.00%, 7/01/46-7/01/51(a)(b)	3,785	3,895,218
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)(g)(k)	9,810	9,908,100
Series 2014 9.00%, 12/01/25(a)(i)(k)	5,840	5,898,400
Series 2016 9.00%, 12/01/25(a)(g)(h)(k)(l)	2,890	2,918,900

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	$1,750	$1,820,420
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	23,470	23,591,105
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc. Obligated Group) Series 2016A 5.00%, 7/01/46(a)(b)	2,895	2,982,111

		135,952,706

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36-9/01/46	8,310	9,012,385

Missouri – 1.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	1,900	2,053,444
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,520	1,578,201
Series 2011 6.00%, 2/01/41	1,750	1,880,777
Health & Educational Facilities Authority of the State of Missouri (St. Luke’s Health System Obligated Group/MO) Series 2018A 5.00%, 11/15/43	1,250	1,420,962

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kansas City Industrial Development Authority (Kansas City Industrial Development Authority Sales Tax) Series 2016A 5.00%, 4/01/36-4/01/46(a)(b)	$2,150	$2,207,579
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/51(a)(b)	4,800	4,718,208
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36-8/15/51	10,000	10,354,364
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL Series 1998A 2.818%, 9/01/33(j)	8,000	7,699,760

		31,913,295

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.25%, 9/01/37	1,500	1,655,430
Series 2017A 5.00%, 9/01/42	2,500	3,017,075
Douglas County Hospital Authority No. 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/44	4,015	4,282,439

		8,954,944

Nevada – 0.1%
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/45	3,000	3,286,230

New Hampshire – 0.8%
New Hampshire Health and Education Facilities Authority Act (Concord Hospital Obligated Group) Series 2017 5.00%, 10/01/47	10,000	11,142,100

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	$4,585	$4,888,756
Series 2016 5.00%, 1/01/41-1/01/46	5,285	5,922,073

		21,952,929

New Jersey – 7.3%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	2,500	2,778,450
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	5,900	6,307,808
Series 2014U 5.00%, 6/15/40	3,500	3,687,775
Series 2015W 5.25%, 6/15/40	5,000	5,395,550
Series 2017B 5.00%, 11/01/26	10,000	11,061,100
Series 2017D 5.00%, 6/15/42	5,000	5,348,400
Series 2018A 5.00%, 6/15/47	5,000	5,343,850
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	9,780	10,681,912
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37-10/01/47	10,750	11,660,335
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,809,738

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 4.875%, 9/15/19	$665	$679,224
5.25%, 9/15/29	4,140	4,511,317
Series 2000B 5.625%, 11/15/30	4,525	5,129,721
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center. Inc,) Series 2010 5.00%, 7/01/25	5,240	5,499,956
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/38	4,500	4,873,815
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/29	22,140	24,399,539
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/36	5,000	5,260,650
Series 2015A 5.00%, 6/15/45	1,000	1,054,480
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/30	9,360	10,344,204
Series 2015E 5.00%, 1/01/45	18,000	20,031,120
South Jersey Transportation Authority LLC Series 2014A 5.00%, 11/01/39	7,765	8,460,744
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	29,780	31,959,003

		192,278,691

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.3%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	$8,155	$8,740,366

New York – 7.9%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/39	6,950	7,079,339
5.50%, 11/01/44	2,875	2,999,258
City of Newburgh NY Series 2012A 5.25%, 6/15/27	1,010	1,106,516
5.625%, 6/15/34	1,235	1,348,855
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 1/01/22(a)(c)	5,000	4,842,700
Metropolitan Transportation Authority Series 2015A 5.00%, 11/15/45	4,830	5,351,785
Series 2016A 5.00%, 11/15/32	1,295	1,482,814
Series 2016B 5.00%, 11/15/37	13,265	15,082,968
Series 2016C 5.00%, 11/15/36	3,705	4,218,661
AGM Series 2016B 5.00%, 11/15/35	6,735	7,690,225
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 1/01/23(a)	1,121	1,166,919
6.50%, 1/01/32(a)	1,399	1,489,529
6.70%, 1/01/49(a)	5,999	6,391,748
Series 2014B 5.50%, 7/01/20(a)	208	211,247
Series 2014C 2.00%, 1/01/49(a)(d)(e)(i)	1,933	328,612

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Municipal Water Finance Authority Series 2013D 5.00%, 6/15/34(f)	$10,000	$11,210,000
New York City NY Transitional 5.00%, 11/01/28-2/01/32(f)	18,640	20,773,712
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	1,900	2,046,053
New York NY GO Series 2013A-1 5.00%, 10/01/28(f)	9,500	10,562,385
New York NY Transitional Fin Auth Series 2011D-1 5.00%, 2/01/26(f)	10,000	10,756,500
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 2.818%, 1/01/39(j)	11,025	10,979,797
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	17,110	18,590,870
5.25%, 1/01/50	8,000	8,760,000
Orange County Funding Corp. The Hamlet at Wallkill Series 2013 6.50%, 1/01/46(a)	6,290	6,441,526
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/33	5,000	5,458,850
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/42	2,285	2,504,314
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28	7,430	8,297,809
5.00%, 11/15/29(f)	3,750	4,184,063
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	4,270	4,212,483
5.25%, 9/15/42-9/15/53(a)	11,510	11,480,435

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	$10,000	$10,681,600

		207,731,573

North Carolina – 0.2%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/47	1,000	1,117,580
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35(a)	1,625	1,717,723
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 9/01/41-9/01/46(a)	2,250	2,362,605

		5,197,908

North Dakota – 0.5%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/43-6/01/53	11,950	13,046,930

Ohio – 5.2%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	43,190	43,188,704
County of Allen/OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/42	1,465	1,639,892
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	16,600	17,670,202
5.25%, 2/15/47	7,575	8,137,595

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Franklin/OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	$11,835	$11,956,545
County of Franklin/OH (Trinity Health Corp Obligated Group) Series 2017 5.00%, 12/01/47	3,850	4,376,257
County of Hamilton/OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,000	1,052,070
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.125%, 1/15/50(a)	1,560	1,638,047
Series 20151 7.00%, 1/15/40(a)	5,265	5,519,247
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) 5.625%, 6/01/18(a)	7,940	7,622,400
Series 2009D 4.25%, 8/01/29(a)	12,525	12,024,000
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	2,730	2,620,800
Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.25%, 1/15/38(a)(b)	1,540	1,579,085
4.50%, 1/15/48(a)(b)	2,625	2,724,540
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,510	1,449,600
State of Ohio (Portsmouth Gateway Group LLC) Series 2015 5.00%, 6/30/53	11,000	12,039,940
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	1,000	1,041,220

		136,280,144

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.2%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35(a)	$3,875	$4,173,763

Oregon – 0.8%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/44(a)	2,750	2,944,068
5.50%, 10/01/49(a)	5,650	6,063,636
Oregon St. Dept of Transportation Series 2013A 5.00%, 11/15/29-11/15/30(f)	10,000	11,416,450

		20,424,154

Pennsylvania – 4.2%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(b)	3,070	3,295,676
Series 2018 5.00%, 5/01/42(b)	2,325	2,513,581
Centre County Hospital Authority (Mount Nittany Medical Center Obligated Group) Series 2016A 5.00%, 11/15/46	1,250	1,380,588
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46-6/01/51(a)	11,665	12,125,590
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(a)	4,170	4,338,134
Series 2012 5.25%, 1/01/32-1/01/41(a)	3,720	3,836,810
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/32	1,000	1,107,540

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/47	$1,865	$2,050,157
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.375%, 1/01/50(a)	3,000	3,032,130
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45(a)	18,125	19,215,219
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	2,135	2,267,156
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	3,620	3,852,114
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	11,930	13,106,221
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2017 5.00%, 5/01/41	1,000	1,131,320
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	2,010	2,235,944
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/49	2,665	2,826,472

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(a)	$1,300	$1,346,228
6.50%, 6/01/45(a)	2,390	2,486,413
6.625%, 6/01/50(a)	4,150	4,334,799
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(b)	12,395	12,158,924
Series 2016B 6.08%, 1/01/26(b)	1,010	969,600
Series 2016C Zero Coupon, 1/01/36(b)	3,010	1,027,494
Series 2016D Zero Coupon, 1/01/57(b)	61,815	3,962,960
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29	5,635	6,474,277

		111,075,347

Puerto Rico – 0.5%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	11,955	10,699,725
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	1,665	1,456,875

		12,156,600

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group) Series 2016 5.00%, 5/15/31-5/15/34	6,285	6,959,754

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.1%
South Carolina Public Service Authority Series 2013A 5.125%, 12/01/43	$1,480	$1,580,152
Series 2013B 5.125%, 12/01/43	1,120	1,195,790
Series 2014A 5.00%, 12/01/49	10,000	10,632,100
Series 2014C 5.00%, 12/01/46	5,445	5,824,244
Series 2015E 5.25%, 12/01/55	8,775	9,550,008

		28,782,294

South Dakota – 0.7%
South Dakota Health & Educational Facilities Authority (Avera Health Obligated Group) Series 2017 5.00%, 7/01/46	17,200	19,332,972

Tennessee – 1.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)(b)	15,000	14,558,700
Chattanooga Health Educational & Housing Facility Board (Catholic Health Initiatives) Series 2013 5.25%, 1/01/45	4,850	5,193,089
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	2,455	2,588,626
Memphis-Shelby County Industrial Development Board (Graceland, Inc.) Series 2017A 5.50%, 7/01/37(a)	500	535,745
5.625%, 1/01/46(a)	1,000	1,068,420

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/40	$5,650	$6,308,903
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.00%, 12/01/32(a)	2,200	2,270,444
5.25%, 12/01/42(a)	5,700	5,902,521
5.375%, 12/01/47(a)	1,700	1,765,484
Series 2014 5.25%, 12/01/44-12/01/49(a)	4,325	4,523,791

		44,715,723

Texas – 9.4%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2016A 5.00%, 12/01/46	2,175	2,349,805
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	2,120	2,128,925
Board of Managers Joint Guadalupe County-City of Seguin Hospital Series 2015 5.00%, 12/01/40	1,500	1,538,610
5.25%, 12/01/35	1,200	1,283,448
Central Texas Regional Mobility Authority Series 2015A 5.00%, 1/01/35-1/01/45	26,515	28,977,791
Series 2016 5.00%, 1/01/40-1/01/46	12,990	14,209,038
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/40	4,715	5,169,149
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	12,845	13,956,735
Series 2015B 5.00%, 7/15/30-7/15/35	4,655	5,063,256

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/32-8/15/42	$6,470	$6,798,036
Series 2013 6.00%, 8/15/43	1,000	1,127,420
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/32(a)(b)	2,000	2,073,520
Dallas/Fort Worth International Airport Series 2013A 5.00%, 11/01/29	5,155	5,653,540
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	6,300	6,759,585
El Paso County Hospital District Series 2017 5.00%, 8/15/33	3,940	4,420,877
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/33-10/15/44	14,815	16,244,631
Kerrville Health Facilities Development Corp. (Sid Peterson Memorial Hospital) Series 2015 5.00%, 8/15/35	1,800	1,948,950
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	6,985	7,240,721
New Hope Cultural Education Facilities Finance Corp (MRC Crestview) Series 2016 5.00%, 11/15/46	3,400	3,547,424
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 8/15/47	3,500	3,944,850
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 1/01/37-1/01/47(a)	9,785	10,285,006

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016A 5.375%, 11/15/36(a)	$500	$504,205
5.50%, 11/15/46-11/15/52(a)	2,150	2,166,950
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	3,100	3,305,499
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/40	1,000	1,089,350
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	15,170	16,598,255
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	10,335,942
North Texas Tollway Authority Series 2015A 5.00%, 1/01/38	5,000	5,517,250
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 6/01/46	2,000	2,197,320
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44(a)	2,000	2,304,620
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 1/01/41	4,360	4,490,974
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(a)(c)(d)(e)	5,720	1,372,800

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	$4,000	$4,001,960
Series 2014 5.625%, 11/15/41	3,250	3,351,660
Series 2015I 5.50%, 11/15/45	1,880	1,927,226
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) 2017A 6.375%, 2/15/52(a)	3,000	3,250,380
Series 2017A 6.375%, 2/15/48(a)	6,325	6,871,354
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28(a)	2,000	1,992,760
8.25%, 11/15/44(a)	10,700	10,612,581
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	3,960	4,189,790
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	6,450	6,890,212
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	518,335
5.25%, 8/15/42	2,375	2,446,345
Travis County Health Facilities Development Corp. Series 2012A 7.125%, 1/01/46(a)	860	968,678
Uptown Development Authority Series 2017A 5.00%, 9/01/40	1,985	2,205,474

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Viridian Municipal Management District Series 2011 9.00%, 12/01/37(a)	$3,000	$3,670,680

		247,501,917

Utah – 0.3%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	3,300	3,574,065
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	1,950,326
Utah Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 7/15/32	850	924,112
6.55%, 7/15/42	1,890	2,054,619

		8,503,122

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33(a)	3,100	3,293,502

Virginia – 3.8%
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,750	1,935,815
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	470	485,538
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	4,600	4,900,196
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	6,934,419

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Henrico County Economic Development Authority (LifeSpire of Virginia Obligated Group) Series 2017C 5.00%, 12/01/47(a)	$1,665	$1,761,703
Lexington Industrial Development Authority (Kendal at Lexington) Series 2017A 5.00%, 1/01/42-1/01/48	1,940	2,093,673
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36(a)	2,915	3,174,639
Prince William County Industrial Development Authority (Westminster at Lake Ridge) Series 2016 5.00%, 1/01/37(a)	3,000	3,228,960
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)(b)	1,300	1,328,860
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	30,935	30,934,381
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(f)	9,200	10,390,940
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/35-7/01/45(b)	4,310	4,562,729
Series 2015B 5.00%, 7/01/45(b)	4,000	4,224,040
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	6,240	6,792,115
5.50%, 1/01/42	17,045	18,565,244

		101,313,252

Washington – 3.1%
King County Public Hospital District No. 4 Series 2015A 5.00%, 12/01/38(a)	5,700	5,564,340

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Seattle WA Mun Light & Pwr Series 2011A 5.00%, 2/01/26(f)	$7,500	$8,051,250
Washington Health Care Facilities Authority (Catholic Health Initiatives) Series 2013A 5.25%, 1/01/40	3,355	3,599,647
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 7/01/36-7/01/42	5,340	5,988,520
Series 2017B 5.00%, 7/01/33	2,835	3,232,836
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42	4,200	4,591,692
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/36-8/15/37	9,800	10,919,006
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/46	3,250	3,456,602
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	18,350	19,999,848
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/36-1/01/46(b)	6,625	6,996,668
Washington State Housing Finance Commission (Riverview Retirement Community Obligated Group) Series 2012 5.00%, 1/01/48	5,315	5,499,112

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	$4,185	$4,859,455

		82,758,976

West Virginia – 0.6%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	5,460	5,386,836
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 2.478%, 2/15/34(j)	1,950	1,866,306
West Virginia Hospital Finance Authority (West Virginia University Health System, Inc.) Series 2013A 5.50%, 6/01/44	7,050	7,809,708

		15,062,850

Wisconsin – 2.3%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(b)	435	454,771
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	6,485	7,152,177
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	14,745	17,048,611
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	8,770	8,899,182

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$5,090	$5,294,058
Series 2016D 4.05%, 11/01/30	1,780	1,814,977
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/47	1,000	1,064,260
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(b)	12,450	12,759,632
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44(a)(b)	1,100	1,185,107
6.00%, 11/15/49(a)(b)	1,500	1,632,540
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,740	1,880,192
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/38(b)	1,725	1,780,838

		60,966,345

Total Municipal Obligations (cost $2,592,848,877)		2,665,978,331

GOVERNMENTS – TREASURIES – 0.4%
United States – 0.4%
U.S. Treasury Bonds 3.125%, 5/15/48 (cost $12,019,649)	11,750	12,074,961

SHORT-TERM INVESTMENTS – 0.8%
Corporates – Investment Grade – 0.5%
Industrial – 0.5%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18(a)(g)(k) (cost $13,035,000)	13,035	13,035,000

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PORTFOLIO OF INVESTMENTS (continued)

AB HIGH INCOME MUNICIPAL PORTFOLIO

Company	Shares	U.S. $ Value

Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(m)(n)(o) (cost $6,981,992)	6,981,992	$6,981,992

Total Short-Term Investments (cost $20,016,992)		20,016,992

Total Investments – 102.2% (cost $2,624,885,518)		2,698,070,284
Other assets less liabilities – (2.2)%		(58,572,885)

Net Assets – 100.0%		$2,639,497,399

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2018	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.30%	USD 6,914	$(73,442)	$(414,232)	$340,790
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.30	USD 3,208	(34,076)	(130,903)	96,827
Deutsche Bank AG CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.30	USD 7,396	(78,562)	(445,070)	366,508
Goldman Sachs International CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.30	USD 2,766	(29,381)	(159,850)	130,469
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.30	USD 2,766	(29,381)	(149,553)	120,172
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.30	USD 3,873	(41,355)	(153,807)	112,452
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.15	USD 8,351	(933,641)	(1,253,536)	319,895
Morgan Stanley Capital Services LLC CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.30	USD 1,077	(11,440)	(44,163)	32,723

					$(1,231,278)	$(2,751,114)	$1,519,836

*	Termination date

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

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(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $265,995,971 or 10.1% of net assets.

(c)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	12/22/11	$3,795,000	$569,250	0.02%
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 06/01/47	9/07/12	8,995,000	6,701,275	0.25%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2015 12.00%, 01/01/22	7/10/15	5,000,000	4,842,700	0.18%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/39	11/22/13	5,203,615	73	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 8.375%, 07/01/39	7/31/14	11,810,208	170	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/38	8/31/12	5,720,000	1,372,800	0.05%

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.10% of net assets as of May 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45	1/21/15	$4,193,650	$3,066,000	0.12%

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PORTFOLIO OF INVESTMENTS (continued)

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144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30	7/24/13	$9,444,649	$9,908,100	0.38%
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2016 9.00%, 12/01/25	5/26/16	2,646,567	2,918,900	0.11%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	1/12/18	5,795,000	5,795,000	0.22%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	4/24/17	2,375,000	2,375,000	0.09%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	6/15/16	2,260,000	2,260,000	0.09%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	11/17/17	1,450,000	1,450,000	0.05%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	7/13/17	1,155,000	1,155,000	0.04%

(h)	When-Issued or delayed delivery security.

(i)	Illiquid security.

(j)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of these securities amounted to $30,720,863 or 1.16% of net assets.

(k)	Fair valued by the Adviser.

(l)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(m)	Affiliated investments.

(n)	The rate shown represents the 7-day yield as of period end.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

GO – General Obligation

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.7%
Long-Term Municipal Bonds – 92.4%
Alabama – 2.0%
County of Jefferson AL Series 2017 5.00%, 9/15/33	$1,000	$1,145,030
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36	2,500	2,742,850
Jefferson County Board of Education/AL Series 2018 5.00%, 2/01/42	3,010	3,400,879
University of Alabama (The) Series 2008A 5.75%, 9/01/22 (Pre-refunded/ETM)	3,000	3,029,730
Water Works Board of the City of Birmingham (The) Series 2011 5.00%, 1/01/31 (Pre-refunded/ETM)	10,000	10,772,700
Series 2015A 5.00%, 1/01/33-1/01/34	4,390	4,964,570

		26,055,759

Arizona – 1.9%
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/33-12/01/34	12,615	14,116,163
Salt River Project Agricultural Improvement & Power District Series 2016A 5.00%, 1/01/34	5,000	5,866,600
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/23	3,685	4,171,678
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.00%, 10/01/37(a)(b)	1,200	1,246,752

		25,401,193

California – 11.5%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35	10,550	11,813,151

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Bay Area Toll Authority Series 2013S 5.00%, 4/01/31 (Pre-refunded/ETM)	$5,560	$6,384,103
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	1,510	1,570,808
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/45	4,000	4,389,280
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	5,795	6,190,393
California Statewide Communities Development Authority Series 2008 6.25%, 8/15/28 (Pre-refunded/ETM)	1,715	1,731,790
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	80	80,624
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 6/01/33	9,310	10,526,538
City of Los Angeles Department of Airports Series 2009A 5.25%, 5/15/29	9,260	9,571,043
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,910	1,984,700
Los Angeles Department of Water Series 2013A 5.00%, 7/01/31	9,115	10,279,168
Series 2013B 5.00%, 7/01/32	1,900	2,163,910
Los Angeles Department of Water & Power PWR Series 2013B 5.00%, 7/01/29-7/01/30	15,630	17,904,736
Manteca Unified School District (Manteca Unified School District CFD No. 89-1) NATL Series 2001 Zero Coupon, 9/01/31	11,910	7,120,155

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 8/01/23 (Pre-refunded/ETM)(a)	$1,000	$1,105,350
Port of Los Angeles Series 2009C 5.25%, 8/01/24	17,205	17,912,298
Series 2014A 5.00%, 8/01/34	5,790	6,488,332
Sacramento Area Flood Control Agency Series 2016A 5.00%, 10/01/32-10/01/35	9,215	10,795,821
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,690	2,806,181
State of California Series 2013 5.00%, 11/01/29	8,000	9,162,480
Series 2017 5.00%, 8/01/35	2,000	2,339,520
Series 2018 5.00%, 10/01/47	6,000	6,898,860
University of California Series 2013A 5.00%, 5/15/30 (Pre-refunded/ETM)(a)	1,480	1,700,165
5.00%, 5/15/30	1,720	1,954,075

		152,873,481

Colorado – 1.2%
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	2,900	3,101,550
5.375%, 9/01/26	3,600	3,850,992
Park Creek Metropolitan District Series 2015A 5.00%, 12/01/34	1,300	1,468,636
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(c)(d)(e)	3,122	655,620
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	2,400	2,551,392
Sterling Ranch Community Authority Board Series 2015A 5.50%, 12/01/35(a)	1,500	1,533,450

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AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 5.00%, 12/01/38(a)	$1,000	$1,020,530
Three Springs Metropolitan District No. 3 Series 2010 7.75%, 12/01/39(a)	1,950	2,010,645

		16,192,815

Connecticut – 1.7%
State of Connecticut Series 2015B 5.00%, 6/15/32	7,175	7,892,141
Series 2015F 5.00%, 11/15/30-11/15/32	7,000	7,751,065
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/29	6,445	7,017,961

		22,661,167

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/46	550	591,058

District of Columbia – 1.6%
District of Columbia Series 2010 5.00%, 10/01/34 (Pre-refunded/ETM)	700	707,665
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	9,600	10,080,960
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/36	7,000	8,053,920
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	2,300	2,611,167

		21,453,712

Florida – 3.8%
Bexley Community Development District Series 2016 4.70%, 5/01/36(a)	1,750	1,786,190
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,500	1,647,405

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)(b)	$1,000	$1,078,720
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,700	1,897,591
Series 2015A 5.00%, 10/01/38	4,300	4,733,827
County of Miami-Dade FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,349,302
Florida Higher Educational Facilities Financial Authority (Nova Southeastern University, Inc.) Series 2016 5.00%, 4/01/32	1,125	1,263,319
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2016 5.00%, 6/01/36	2,190	2,402,868
Marshall Creek Community Development District Series 2016 6.32%, 5/01/45(a)	125	120,005
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 5/01/32(a)	1,780	1,758,854
Miami-Dade County Expressway Authority Series 2014B 5.00%, 7/01/31	3,750	4,225,725
Miami-Dade County Housing Finance Authority (Golden Associates Ltd.) Series 1997A 6.00%, 11/01/32	250	250,280
6.05%, 11/01/39	750	750,945
North Broward Hospital District Series 2017B 5.00%, 1/01/35	5,230	5,720,888
Orange County School Board COP Series 2016C 5.00%, 8/01/34	5,000	5,753,850

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Sarasota County Health Facilities Authority (Village On the Isle) Series 2017A 5.00%, 1/01/42	$1,100	$1,181,631
South Florida Water Management District COP Series 2016 5.00%, 10/01/33	5,000	5,741,500

		50,662,900

Guam – 0.0%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	515	532,963

Hawaii – 1.5%
State of Hawaii Series 2015E 4.00%, 10/01/34	2,510	2,662,005
Series 2016F 4.00%, 10/01/31-10/01/34	16,815	17,951,971

		20,613,976

Illinois – 5.8%
Chicago Board of Education Series 2017D 5.00%, 12/01/31	1,800	1,860,462
Series 2017G 5.00%, 12/01/34	2,350	2,408,914
Series 2017H 5.00%, 12/01/46	1,640	1,662,271
City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/32(a)	1,384	1,391,169
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	7,745	8,181,121
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	748,545
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.44%, 5/15/55(a)	3,345	3,325,886
Series 2016C 2.00%, 5/15/55(a)(d)(e)(f)	590	29,518

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PORTFOLIO OF INVESTMENTS (continued)

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	Principal Amount (000)	U.S. $ Value

Illinois Sports Facilities Authority (The) AMBAC Series 2001 5.50%, 6/15/30	$4,960	$4,968,878
Illinois State Toll Highway Authority Series 2017A 5.00%, 1/01/42	15,000	17,144,700
Kane Cook & DuPage Counties School District No. U-46 Elgin Series 2015D 5.00%, 1/01/34-1/01/35	4,250	4,688,067
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	11,500	12,094,435
State of Illinois Series 2012 5.00%, 3/01/31	2,000	2,056,840
Series 2014 5.00%, 4/01/30-5/01/35	3,680	3,825,036
Series 2017D 5.00%, 11/01/28	8,700	9,284,814
Village of Pingree Grove IL Special Service Area No. 7 Series 2015A 4.50%, 3/01/25(a)	770	795,287
5.00%, 3/01/36(a)	2,323	2,415,757
Series 2015B 6.00%, 3/01/36(a)	758	809,347

		77,691,047

Indiana – 1.8%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/32-10/01/34	12,320	14,022,255
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,930	2,061,645
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 6/01/27	6,840	7,370,989

		23,454,889

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	Principal Amount (000)	U.S. $ Value

Iowa – 0.6%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	$1,895	$2,012,850
Xenia Rural Water District Series 2016 5.00%, 12/01/31-12/01/36	5,375	5,899,063

		7,911,913

Kentucky – 0.6%
Kentucky Economic Development Finance Authority (Louisville Arena Authority, Inc.) AGM Series 2017A 5.00%, 12/01/47	2,635	2,865,299
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30-10/01/33	5,000	5,670,495

		8,535,794

Louisiana – 1.9%
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/33-10/01/44	7,290	8,215,208
Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/34 (Pre-refunded/ETM)(a)	20	23,662
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/34	1,730	1,932,808
State of Louisiana Gasoline & Fuels Tax Revenue Series 2017C 5.00%, 5/01/34-5/01/36	13,120	15,196,316

		25,367,994

Maine – 0.4%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/33	4,560	5,025,667

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	Principal Amount (000)	U.S. $ Value

Maryland – 0.2%
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40(a)	$885	$903,620
Maryland Economic Development Corp. (Ports America Chesapeake LLC) Series 2017A 5.00%, 6/01/35	1,035	1,164,955

		2,068,575

Massachusetts – 2.0%
Commonwealth of Massachusetts NATL Series 2000G 2.596%, 12/01/30(g)	3,100	3,100,000
Massachusetts Development Finance Agency Series 2010A 5.00%, 1/01/40 (Pre-refunded/ETM)(a)	1,820	1,910,308
5.00%, 1/01/40 (Pre-refunded/ETM)	180	188,932
5.50%, 1/01/30 (Pre-refunded/ETM)(a)	4,325	4,573,039
5.50%, 1/01/30 (Pre-refunded/ETM)	425	449,374
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 4/01/34	1,000	1,176,720
Massachusetts Development Finance Agency (Dana-Farber Cancer Institute Obligated Group) Series 2016N 5.00%, 12/01/33	2,000	2,301,120
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/33	1,725	2,024,356
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	2,385	2,640,004
Series 2017L 5.00%, 7/01/44	5,000	5,529,550
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	2,245	2,343,129

		26,236,532

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 3.7%
Detroit City School District Series 2012A 5.00%, 5/01/27-5/01/30	$7,965	$8,713,483
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 7/01/34	11,225	12,364,786
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,230,640
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/33	2,485	2,690,162
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2015I 5.00%, 4/15/33	7,750	8,816,400
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)(h)(i)	5,840	5,898,400
Series 2016 9.00%, 12/01/25(a)(h)(i)(j)(k)	1,415	1,429,150
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30(l)	2,000	1,391,200
Wayne State University Series 2009A 5.00%, 11/15/29 (Pre-refunded/ETM)(a)	3,790	3,959,679
5.00%, 11/15/29	1,425	1,483,382

		48,977,282

Minnesota – 0.8%
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.00%, 12/01/40	3,000	3,280,290
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series 2015A 5.00%, 11/15/40 (Pre-refunded/ETM)	1,000	1,177,080

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	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Olaf College) Series 20158 5.00%, 12/01/30	$1,000	$1,153,590
University of Minnesota Series 2014B 4.00%, 1/01/31-1/01/34	4,500	4,770,325

		10,381,285

Mississippi – 1.2%
Mississippi Development Bank Series 2010D 5.25%, 8/01/27 (Pre-refunded/ETM)	15,000	16,077,150

Missouri – 0.5%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,880	1,951,985
Joplin Industrial Development Authority (Freeman Health System) Series 2015 5.00%, 2/15/35	1,485	1,602,256
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 6.00%, 11/15/46(a)(b)	2,725	2,699,194

		6,253,435

Nebraska – 0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 9/01/28	2,620	3,028,956
Omaha Public Power District Series 2014A 5.00%, 2/01/32	2,775	3,134,140

		6,163,096

Nevada – 0.7%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 9/01/42	1,965	2,161,677
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2012B 5.00%, 7/01/29	6,070	6,644,465

		8,806,142

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey – 6.4%
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/33-5/01/34	$7,935	$9,080,171
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/25	2,055	2,271,720
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2016B 5.50%, 6/15/30	5,840	6,676,405
Series 2017B 5.00%, 11/01/20	5,000	5,266,300
Series 2017D 5.00%, 6/15/34-6/15/35	3,560	3,837,879
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37	3,320	3,616,576
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/34	5,000	5,423,800
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	2,175	2,392,065
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/33	4,750	5,335,580
Series 2015E 5.00%, 1/01/33	11,000	12,429,780
Series 2016A 5.00%, 1/01/33	8,500	9,693,485
Series 2017A 5.00%, 1/01/34	5,000	5,751,050
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	8,185	8,783,897
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,340	4,754,947

		85,313,655

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York – 10.3%
City of New York NY Series 2008B 5.25%, 9/01/23 (Pre-refunded/ETM)(a)	$3,695	$3,728,625
5.25%, 9/01/23	1,305	1,316,523
Series 2012G 5.00%, 4/01/29	9,550	10,496,023
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/27	1,680	1,863,187
Series 2013B 5.00%, 11/15/32 (Pre-refunded/ETM)	5,000	5,713,300
Series 2013E 5.00%, 11/15/32	5,000	5,546,750
Series 2016D 5.00%, 11/15/31	5,000	5,793,800
Series 2017C 5.00%, 11/15/33	5,500	6,434,725
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/35	4,000	4,508,800
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	15,015	16,751,785
Series 2014B-1 5.00%, 8/01/32	4,000	4,547,800
Series 2014D-1 5.00%, 2/01/34	5,000	5,616,250
Series 2016B 5.00%, 8/01/32	10,000	11,610,100
Series 2017 5.00%, 2/01/36	2,500	2,886,925
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,775	3,020,948
New York State Dormitory Authority Series 2012D 5.00%, 2/15/29 (Pre-refunded/ETM)(a)	705	777,340
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,255	4,667,735

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015E 5.00%, 3/15/34	$11,000	$12,614,690
5.25%, 3/15/33	2,000	2,340,720
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 2.818%, 1/01/39(g)	3,700	3,684,830
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016A 5.00%, 1/01/34	2,070	2,348,622
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 3/15/43	5,000	5,531,250
Port Authority of New York & New Jersey Series 2014 5.00%, 9/01/30-9/01/31	13,750	15,386,388

		137,187,116

North Carolina – 0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/30	5,000	5,720,850

Ohio – 3.3%
City of Akron OH Series 2014 5.00%, 12/01/33 (Pre-refunded/ETM)	4,250	4,742,023
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	2,345	2,570,143
Columbus City School District Series 2016A 5.00%, 12/01/30-12/01/31	9,000	10,480,580
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	8,000	8,515,760
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	3,855	4,387,106

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kent State University Series 2012A 5.00%, 5/01/29	$2,000	$2,191,280
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	1,985	1,905,600
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	1,035	993,600
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,090	1,046,400
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	6,730	7,681,689

		44,514,181

Oklahoma – 0.1%
Tulsa Airports Improvement Trust BAM Series 2015A 5.00%, 6/01/35	1,000	1,080,440

Oregon – 0.6%
Oregon State Lottery Series 2017A 5.00%, 4/01/34	4,000	4,700,800
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/27 (Pre-refunded/ETM)	3,000	3,274,890

		7,975,690

Pennsylvania – 3.4%
Altoona Area School District BAM 5.00%, 12/01/48(k)	1,000	1,111,210
Bensalem Township School District Series 2013 5.00%, 6/01/30	5,000	5,640,450
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)(a)	4,715	5,043,211

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 6.00%, 7/01/45(a)	$5,375	$5,698,306
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)(a)	485	486,416
5.50%, 7/01/23 (Pre-refunded/ETM)	3,455	3,465,469
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018B 5.00%, 12/01/38-12/01/39(k)	4,500	5,120,820
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(a)	3,100	3,210,236
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(a)(d)(e)(f)	1,030	10,300
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	6,925	7,316,262
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/30-4/01/31	6,500	6,887,640
Township of Lower Paxton PA Series 2014 5.00%, 4/01/31	1,685	1,903,191

		45,893,511

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	1,800	1,611,000

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.2%
Rhode Island Commerce Corp. (Providence Place Group LP) AGC Series 2000 6.125%, 7/01/20	$2,180	$2,189,134

South Carolina – 1.4%
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/33	4,150	4,586,787
Series 2016B 5.00%, 12/01/36-12/01/56	12,775	13,878,473

		18,465,260

South Dakota – 0.2%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 6/01/34	2,725	3,058,376

Tennessee – 0.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)(b)	1,000	970,580
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	4,325	4,858,662

		5,829,242

Texas – 14.7%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/33	1,410	1,612,899
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.375%, 8/15/36	615	615,781
Bexar County Hospital District Series 2018 5.00%, 2/15/48	9,000	10,148,130
Central Texas Regional Mobility Authority Series 2016 5.00%, 1/01/32-1/01/34	4,250	4,670,665

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Central Texas Turnpike System Series 2015C 5.00%, 8/15/34	$10,000	$10,927,700
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 3/01/30	1,000	1,131,760
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/31	2,500	2,784,075
City of Houston TX Airport System Revenue AGM Series 2000P 3.521%, 7/01/30(g)	1,575	1,575,000
XLCA Series 2002D 3.95%, 7/01/32(g)	11,800	11,800,000
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/30	4,650	5,073,475
Series 2018 5.00%, 7/15/28	1,300	1,460,134
City of Houston TX Combined Utility System Revenue Series 2016B 5.00%, 11/15/36	7,000	8,037,680
City of San Antonio TX Electric & Gas Systems Revenue Series 2009A 5.25%, 2/01/24 (Pre-refunded/ETM)	3,260	3,336,251
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2015 5.00%, 8/15/35-8/15/39	5,905	6,693,725
Series 2016A 5.00%, 8/15/38	1,855	2,112,641
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/28	13,680	14,546,902
El Paso County Hospital District AGC Series 2008A 5.00%, 8/15/23 (Pre-refunded/ETM)	5,000	5,032,500
Grand Parkway Transportation Corp. Series 2018A 5.00%, 10/01/35-10/01/36	17,860	20,908,651
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/44	1,785	1,949,523

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	$2,790	$2,892,142
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	3,330	3,643,519
North Texas Tollway Authority Series 2011D 5.00%, 9/01/30 (Pre-refunded/ETM)(a)	7,500	8,207,550
Series 2015A 5.00%, 1/01/34-1/01/35	15,585	17,340,830
Series 2015B 5.00%, 1/01/34	1,700	1,911,191
Series 2016A 5.00%, 1/01/36	1,000	1,128,100
State of Texas Series 2017B 5.00%, 10/01/33	13,585	16,071,327
Tarrant County Cultural Education Facilities Finance Corp. Series 2010 8.125%, 11/15/44 (Pre-refunded/ETM)(a)	2,150	2,460,159
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	2,210	2,211,083
Series 2015I 5.50%, 11/15/45	1,670	1,711,950
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/45	3,785	3,957,142
Series 2015B 5.00%, 11/15/36	1,850	1,944,979
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28(a)	2,000	1,992,760
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	9,040	9,873,578

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$2,280	$2,435,610
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/32-8/15/34	3,330	3,710,753

		195,910,165

Utah – 0.1%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	695	752,720

Virginia – 1.3%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)(b)	1,415	1,455,907
Hampton Roads Transportation Accountability Commission Series 2018A 5.00%, 7/01/48	11,480	13,388,665
Stafford County Economic Development Authority (Mary Washington Healthcare Obligated Group) Series 2016 5.00%, 6/15/34	2,500	2,773,450

		17,618,022

Washington – 1.8%
Clark County Public Utility District No. 1 Series 2010 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	6,155	6,450,563
5.00%, 1/01/23	6,480	6,762,334
Energy Northwest (Bonneville Power Administration) Series 2017A 5.00%, 7/01/34	5,440	6,359,850
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	615	631,863

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AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.25%, 6/01/26	$4,000	$4,121,400

		24,326,010

West Virginia – 0.5%
West Virginia Economic Development Authority Series 2010A 5.00%, 6/15/35 (Pre-refunded/ETM)	5,000	5,311,400
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	2,045	2,017,597

		7,328,997

Wisconsin – 1.3%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(b)	2,465	2,577,034
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)(a)	2,300	2,557,761
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	1,495	1,728,564
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,395	3,748,454
Series 2016B 5.00%, 12/01/25(b)	1,795	2,027,847
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.50%, 3/01/45(b)	3,465	3,572,831
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2015 5.875%, 4/01/45	1,000	1,080,570

		17,293,061

Total Long-Term Municipal Bonds (cost $1,197,795,828)		1,232,057,255

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PORTFOLIO OF INVESTMENTS (continued)

AB NATIONAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 6.3%
New York – 3.5%
City of New York NY Series 2012G 0.90%, 4/01/42(m)	$35,000	$35,000,000
Series 2013I 0.85%, 4/01/36(m)	12,000	12,000,000

		47,000,000

Texas – 2.8%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001A 0.88%, 11/01/29(m)	1,500	1,500,000
State of Texas Series 2017 4.00%, 8/30/18	35,000	35,227,500

		36,727,500

Total Short-Term Municipal Notes (cost $83,762,388)		83,727,500

Total Municipal Obligations (cost $1,281,558,216)		1,315,784,755

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(n)(o)(p) (cost $5,106,152)	5,106,152	5,106,152

Total Investments – 99.1% (cost $1,286,664,368)		1,320,890,907
Other assets less liabilities – 0.9%		11,779,097

Net Assets – 100.0%		$1,332,670,004

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $26,439,964 or 2.0% of net assets.

(c)	Defaulted matured security.

(d)	Non-income producing security.

(e)	Illiquid security.

(f)	Defaulted.

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AB NATIONAL PORTFOLIO

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of these securities amounted to $20,159,830 or 1.51% of net assets.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.55% of net assets as of May 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013
8.50%, 12/01/30	7/24/13	$5,622,502	$5,898,400	0.44%
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2016
9.00%, 12/01/25	5/26/16	1,295,810	1,429,150	0.11%

(i)	Fair valued by the Adviser.

(j)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(k)	When-Issued or delayed delivery security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Plymouth Educational Center Charter School Series 2005
5.375%, 11/01/30	11/30/05	$2,000,000	$1,391,200	0.10%

(m)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(n)	Affiliated investments.

(o)	The rate shown represents the 7-day yield as of period end.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.2% and 0.5%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB NEW YORK PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.1%
Long-Term Municipal Bonds – 99.1%
New York – 95.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$4,802,328
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2016 5.25%, 11/01/36	1,500	1,709,655
Buffalo & Fort Erie Public Bridge Authority Series 2017 5.00%, 1/01/42	2,250	2,566,057
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 6/01/30-6/01/34	2,980	3,358,377
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	2,305	2,466,373
5.50%, 11/01/44	1,625	1,695,233
Build NYC Resource Corp. (YMCA of Greater New York) Series 2012 5.00%, 8/01/32	1,000	1,067,510
City of New York NY Series 2014A 5.00%, 8/01/31	2,000	2,273,900
Series 2014J 5.00%, 8/01/30	10,000	11,406,100
Series 2016A 5.00%, 8/01/37	5,000	5,726,500
Series 2016B 5.00%, 12/01/34	2,000	2,315,760
Series 2016C 5.00%, 8/01/32	5,000	5,760,750
City of Newburgh NY Series 2012A 5.25%, 6/15/28	1,065	1,164,641
5.50%, 6/15/32	1,320	1,441,770
County of Nassau NY Series 2016A 5.00%, 1/01/34-1/01/38	5,345	6,039,267
Series 2016C 5.00%, 4/01/34-4/01/36	10,420	11,798,731

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Onondaga NY (Syracuse University) Series 2011 5.00%, 12/01/28-12/01/29	$2,135	$2,332,547
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2014A 5.00%, 7/01/44	4,175	4,584,400
Series 2016B 5.00%, 7/01/46	4,980	5,523,567
East Rochester Housing Authority (St. John’s Health Care Corp.) Series 2010A 5.00%, 4/20/27	2,550	2,721,207
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/28 (Pre-refunded/ETM)	7,260	8,024,623
Glen Cove Industrial Development Agency Series 1992B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	11,464,529
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 7/01/28	650	701,402
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 7/01/34-7/01/39	2,945	3,199,726
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/39	5,000	5,739,700
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24(a)(b)	1,000	951,670
Long Island Power Authority Series 2012B 5.00%, 9/01/27	2,500	2,763,750
Series 2014A 5.00%, 9/01/35	1,000	1,114,830
Series 2016B 5.00%, 9/01/30-9/01/36	10,915	12,592,456
Series 2017 5.00%, 9/01/47	5,800	6,614,320

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29 (Pre-refunded/ETM)	$4,300	$4,748,791
Series 2012F 5.00%, 11/15/27	7,070	7,840,913
Series 2014B 5.00%, 11/15/44	12,000	13,167,960
Series 2017C 5.00%, 11/15/33	5,000	5,849,750
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.25%, 11/15/34-11/15/35	15,740	18,632,252
Monroe County Industrial Development Agency (Southview Towers LP) Series 2000 6.25%, 2/01/31	1,130	1,131,040
Monroe County Industrial Development Corp./NY (Rochester General Hospital (The)) Series 2017 5.00%, 12/01/34	1,150	1,294,659
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32(a)	1,590	1,693,191
Series 2014C 2.00%, 1/01/49(a)(c)(d)(e)	572	97,323
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 7/01/31-7/01/37	6,195	6,692,130
New York City Municipal Water Finance Authority Series 2009FF 5.00%, 6/15/27	15,110	15,618,754
Series 2013BB 5.00%, 6/15/46	5,000	5,498,000

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2015S 5.00%, 7/15/35	$5,160	$5,851,853
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 5/01/32 (Pre-refunded/ETM)(a)	5	5,523
5.00%, 5/01/32-5/01/33	12,495	13,961,009
Series 2016F 5.00%, 2/01/32	10,000	11,521,500
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 7/01/33	4,080	4,617,091
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/31	9,675	10,311,808
New York Convention Center Development Corp. (New York Convention Center Development Corp. Hotel Occupancy Tax) Series 2015 5.00%, 11/15/34-11/15/35	15,220	17,375,623
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,225	2,422,202
New York Power Authority NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	3,689,974
New York State Dormitory Authority Series 2008A 5.75%, 7/01/24 (Pre-refunded/ETM)	2,165	2,171,993
Series 2010A 5.00%, 7/01/27 (Pre-refunded/ETM)	3,740	3,985,793
5.00%, 7/01/29 (Pre-refunded/ETM)	2,000	2,131,440
5.00%, 7/01/31 (Pre-refunded/ETM)	3,545	3,777,977
Series 2011A 5.00%, 7/01/28 (Pre-refunded/ETM)	6,690	7,308,624
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 7/01/32	1,300	1,372,098

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Cornell University) Series 2008B 5.00%, 7/01/27	$4,925	$5,232,074
Series 2008C 5.00%, 7/01/29	2,000	2,123,840
Series 2009A 5.00%, 7/01/25	2,465	2,550,462
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 7/01/31-7/01/33	6,000	6,711,060
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/26	6,795	7,195,769
New York State Dormitory Authority (New School (The)) Series 2016A 5.00%, 7/01/35-7/01/36	5,815	6,603,421
New York State Dormitory Authority (New York University) Series 2016A 5.00%, 7/01/36	2,000	2,308,180
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2015A 5.00%, 5/01/33	5,000	5,652,950
New York State Dormitory Authority (NYU Langone Hospitals) Series 2014 5.00%, 7/01/31	1,000	1,134,050
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/32-12/01/37(f)	4,000	4,369,960
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/21	1,000	1,001,590
New York State Dormitory Authority (Pratt Institute) Series 2016 5.00%, 7/01/30	1,000	1,153,310

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Rochester Institute of Technology) Series 2010 5.00%, 7/01/23-7/01/25	$5,335	$5,656,380
New York State Dormitory Authority (St. John’s University/NY) Series 2015A 5.00%, 7/01/33-7/01/34	2,000	2,250,530
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015E 5.00%, 3/15/34	4,000	4,587,160
Series 2017B 5.00%, 2/15/33	12,095	14,174,735
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.25%, 7/01/30	2,000	2,280,020
Series 2017A 5.00%, 7/01/37	2,515	2,914,130
New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 7/01/34	2,535	2,762,592
Series 2012A 5.00%, 7/01/31	1,200	1,319,436
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 2.818%, 1/01/39(g)	5,975	5,950,502
New York State Energy Research & Development Authority (Niagara Mohawk Power Corp.) AMBAC Series 1985B 4.913%, 12/01/25(g)	10	10,000
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2010A 5.00%, 6/15/29	2,000	2,122,500
Series 2017E 5.00%, 6/15/42	2,100	2,444,526

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/31-1/01/32	$15,000	$17,039,650
Series 2016A 5.00%, 1/01/32	5,000	5,709,350
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/28	5,000	5,347,650
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/21-8/01/31	9,440	9,974,572
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/36	5,000	5,622,900
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 4.00%, 7/01/32-7/01/33	4,250	4,329,895
5.00%, 7/01/34-7/01/46	4,500	4,903,875
Niagara Frontier Transportation Authority AGM Series 2004A-1 3.96%, 4/01/24(g)	50	49,704
Onondaga Civic Development Corp. Series 2012 5.00%, 7/01/42 (Pre-refunded/ETM)(a)	2,610	2,917,093
Series 2014A 5.125%, 7/01/31 (Pre-refunded/ETM)(a)	1,250	1,295,538
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 3/01/24	4,000	4,691,120
Orange County Funding Corp. The Hamlet at Wallkill Series 2013 6.50%, 1/01/46(a)	2,175	2,227,396
Port Authority of New York & New Jersey Series 2010 5.00%, 7/15/31	13,000	13,814,190
Series 2013178 5.00%, 12/01/31	5,000	5,553,650

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014 5.00%, 9/01/31	$5,000	$5,586,250
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	6,820	7,136,994
Schenectady County Capital Resource Corp. (Trustees of Union College) Series 2017 5.00%, 1/01/40	2,600	2,963,116
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)(a)	875	954,538
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	5,115	5,527,422
Series 2014C 5.00%, 7/01/31	2,500	2,758,200
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2010 5.875%, 12/01/30	2,340	2,526,685
Triborough Bridge & Tunnel Authority Series 2008D 5.00%, 11/15/26 (Pre-refunded/ETM)(a)	6,170	6,265,573
5.00%, 11/15/26	3,830	3,887,412
Series 2011A 5.00%, 1/01/28 (Pre-refunded/ETM)	5,000	5,542,350
Series 2013C 5.00%, 11/15/32	5,000	5,605,450
Series 2017B 5.00%, 11/15/36	3,000	3,493,320
Series 2018 5.00%, 11/15/43	5,000	5,854,450
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,166,440
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	325	320,622
5.25%, 9/15/42-9/15/53(a)	875	872,743

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/31	$10,000	$11,333,500
Westchester County Healthcare Corp./NY Series 2010B 6.00%, 11/01/30 (Pre-refunded/ETM)(a)	870	953,346
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	1,800	1,939,212
Westchester County Local Development Corp. (Purchase Housing Corp. II) Series 2017 5.00%, 6/01/42-6/01/47	2,000	2,230,540
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2010B 6.00%, 11/01/30	130	140,726
Series 2016 5.00%, 11/01/46	10,325	11,028,752

		572,764,351

Florida – 0.1%
Marshall Creek Community Development District Series 2016 6.32%, 5/01/45(a)	45	43,202
Marshall Creek Community Development District (Marshall Creek Community Development District 2002A) Series 2002 5.00%, 5/01/32(a)	655	647,218

		690,420

Guam – 1.5%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	1,275	1,349,077
Series 2017 5.00%, 7/01/34-7/01/40	2,475	2,655,348
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/38	4,430	4,788,133

		8,792,558

Illinois – 0.3%
Chicago Board of Education Series 2018A 5.00%, 12/01/31(h)	1,710	1,764,977

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.2%
Commonwealth of Massachusetts NATL Series 2000F 2.611%, 12/01/30(g)	$1,000	$1,000,000

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	1,500	1,440,000

Puerto Rico – 0.6%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,795	1,871,090
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	835	747,325
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 4/01/32	1,000	900,000

		3,518,415

Texas – 0.9%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	2,700	2,948,967
7.50%, 6/30/32	1,225	1,354,470
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,350	1,442,138

		5,745,575

Total Investments – 99.1% (cost $577,393,684)		595,716,296
Other assets less liabilities – 0.9%		5,318,870

Net Assets – 100.0%		$601,035,166

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PORTFOLIO OF INVESTMENTS (continued)

AB NEW YORK PORTFOLIO

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.16% of net assets as of May 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014
5.25%, 1/01/24	11/13/14	$1,000,000	$951,670	0.16%

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the market value of this security amounted to $4,369,960 or 0.7% of net assets.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of these securities amounted to $7,010,206 or 1.17% of net assets.

(h)	When-Issued or delayed delivery security.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.8% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2018

	AB California		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $659,309,738 and $2,617,903,526, respectively)	$694,058,957		$2,691,088,292
Affiliated issuers (cost $5,762,439 and $6,981,992, respectively)	5,762,439		6,981,992
Cash	– 0	–	247,592
Cash collateral due from broker	– 0	–	1,132,000
Interest receivable	6,656,945		44,678,357
Receivable for capital stock sold	626,853		4,841,985
Receivable for investment securities sold	215,000		2,105,312
Affiliated dividends receivable	6,561		13,645
Unrealized appreciation on credit default swaps	– 0	–	1,519,836

Total assets	707,326,755		2,752,609,011

Liabilities
Payable for investment securities purchased	5,774,569		18,323,636
Payable for capital stock redeemed	1,471,844		7,822,102
Dividends payable	401,717		2,104,881
Advisory fee payable	232,512		1,060,133
Distribution fee payable	140,544		406,146
Administrative fee payable	11,163		11,409
Transfer Agent fee payable	6,545		23,502
Upfront premiums received on credit default swaps	– 0	–	2,751,114
Payable for floating rate notes issued(a)	– 0	–	80,225,000
Other liabilities	– 0	–	185,950
Accrued expenses	92,488		197,739

Total liabilities	8,131,382		113,111,612

Net Assets	$699,195,373		$2,639,497,399

Composition of Net Assets
Capital stock, at par	$63,236		$231,812
Additional paid-in capital	669,791,862		2,563,936,277
Undistributed (distributions in excess of) net investment income	(367,981)		3,496,483
Accumulated net realized loss on investment transactions	(5,040,963)		(2,871,775)
Net unrealized appreciation on investments	34,749,219		74,704,602

	$699,195,373		$2,639,497,399

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—69,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$465,581,228	42,106,926	$11.06	*

Class B	$38,432	3,475	$11.06

Class C	$48,976,917	4,430,804	$11.05

Advisor Class	$184,598,796	16,694,549	$11.06

AB High Income Municipal Portfolio

Class A	$755,327,182	66,306,655	$11.39	*

Class C	$290,311,422	25,499,092	$11.39

Advisor Class	$1,593,858,795	140,006,225	$11.38

*	The maximum offering price per share for Class A of AB California Portfolio and AB High Income Municipal Portfolio were $11.40 and $11.74, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB National	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,281,558,216 and $577,393,684, respectively)	$1,315,784,755	$595,716,296
Affiliated issuers (cost $5,106,152 and $0, respectively)	5,106,152	– 0	–
Cash	65,000	237,358
Interest receivable	17,775,025	8,014,568
Receivable for capital stock sold	2,456,843	644,055
Receivable for investment securities sold	390,000	– 0	–
Affiliated dividends receivable	18,884	491

Total assets	1,341,596,659	604,612,768

Liabilities
Payable for investment securities purchased	6,175,845	1,726,690
Payable for capital stock redeemed	1,436,953	1,241,190
Dividends payable	497,629	158,428
Advisory fee payable	393,485	196,716
Distribution fee payable	200,607	143,463
Transfer Agent fee payable	16,090	7,039
Administrative fee payable	11,442	11,289
Accrued expenses	194,604	92,787

Total liabilities	8,926,655	3,577,602

Net Assets	$1,332,670,004	$601,035,166

Composition of Net Assets
Capital stock, at par	$131,334	$61,209
Additional paid-in capital	1,327,218,076	599,632,212
Distributions in excess of net investment income	(346,422)	(156,690)
Accumulated net realized loss on investment transactions	(28,559,523)	(16,824,177)
Net unrealized appreciation on investments	34,226,539	18,322,612

	$1,332,670,004	$601,035,166

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—69,200,000,000 shares of capital stock authorized, $.001 par value (see Note E)

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$585,549,164	57,703,568	$10.15	*

Class B	$200,236	19,755	$10.14

Class C	$89,963,080	8,876,127	$10.14

Advisor Class	$656,957,524	64,734,914	$10.15

AB New York Portfolio

Class A	$428,147,274	43,601,413	$9.82	*

Class B	$558,495	56,955	$9.81

Class C	$61,178,765	6,234,238	$9.81

Advisor Class	$111,150,632	11,316,550	$9.82

*	The maximum offering price per share for Class A of AB National Portfolio and AB New York Portfolio were $10.46 and $10.12, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended May 31, 2018

	AB California	AB High Income Municipal
Investment Income
Interest	$28,660,684	$124,527,524
Dividends – Affiliated issuers	29,578	153,994

Total income	28,690,262	124,681,518

Expenses
Advisory fee (see Note B)	3,202,051	12,887,449
Distribution fee – Class A	1,209,958	1,922,403
Distribution fee – Class B	505	– 0	–
Distribution fee – Class C	539,421	3,054,939
Transfer agency – Class A	133,267	259,362
Transfer agency – Class B	35	– 0	–
Transfer agency – Class C	15,128	103,836
Transfer agency – Advisor Class	47,693	509,776
Custodian	157,262	358,064
Administrative	68,812	67,656
Audit and tax	57,159	65,720
Legal	41,357	41,403
Printing	38,306	88,807
Registration fees	28,341	86,553
Directors’ fees	26,133	26,883
Miscellaneous	25,454	74,148

Total expenses before interest expense	5,590,882	19,546,999
Interest expense	53,181 (a)	1,720,172

Total expenses	5,644,063	21,267,171
Less: expenses waived and reimbursed by the Adviser (see Note B)	(288,383)	(249,564)

Net expenses	5,355,680	21,017,607

Net investment income	23,334,582	103,663,911

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	713,010	28,042,162
Swaps	(2,876,098)	(1,197,893)
Net change in unrealized appreciation/depreciation of:
Investments	(13,573,543)	(18,712,347)
Swaps	2,996,769	1,519,836

Net gain (loss) on investment transactions	(12,739,862)	9,651,758

Net Increase in Net Assets from Operations	$10,594,720	$113,315,669

(a)	Non-financing expense.

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB National		AB New York
Investment Income
Interest	$46,728,541		$21,565,507
Dividends – Affiliated issuers	169,898		74,826

Total income	46,898,439		21,640,333

Expenses
Advisory fee (see Note B)	5,730,832		2,700,399
Distribution fee – Class A	1,518,372		1,091,683
Distribution fee – Class B	2,724		7,678
Distribution fee – Class C	994,074		662,595
Transfer agency – Class A	263,836		156,406
Transfer agency – Class B	147		302
Transfer agency – Class C	44,648		23,980
Transfer agency – Advisor Class	245,759		34,322
Custodian	247,471		139,122
Registration fees	121,648		28,322
Legal	89,883		41,355
Printing	75,069		43,406
Administrative	65,637		68,739
Audit and tax	57,249		57,448
Directors’ fees	26,133		26,883
Miscellaneous	58,655		28,029

Total expenses	9,542,137		5,110,669
Less: expenses waived and reimbursed by the Adviser (see Note B)	(629,369)		(356,002)

Net expenses	8,912,768		4,754,667

Net investment income	37,985,671		16,885,666

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(60,280)		840,315
Swaps	(57,691)		(34,366)
Net change in unrealized appreciation/depreciation of:
Investments	(19,227,186)		(12,646,080)
Swaps	– 0	–	34,612

Net loss on investment transactions	(19,345,157)		(11,805,519)

Net Increase in Net Assets from Operations	$18,640,514		$5,080,147

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB California
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,334,582	$22,464,054
Net realized gain (loss) on investment transactions	(2,163,088)	1,810,532
Net change in unrealized appreciation/depreciation of investments	(10,576,774)	(21,776,670)

Net increase in net assets from operations	10,594,720	2,497,916
Dividends to Shareholders from
Net investment income
Class A	(15,650,010)	(15,442,329)
Class B	(1,245)	(2,045)
Class C	(1,338,948)	(2,186,503)
Advisor Class	(6,047,893)	(4,409,462)
Capital Stock Transactions
Net increase	16,028,146	30,659,330

Total increase	3,584,770	11,116,907
Net Assets
Beginning of period	695,610,603	684,493,696

End of period (including distributions in excess of net investment income of ($367,981) and ($326,233), respectively)	$699,195,373	$695,610,603

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB High Income Municipal
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$103,663,911	$103,044,905
Net realized gain on investment transactions	26,844,269	7,162,236
Net change in unrealized appreciation/depreciation of investments	(17,192,511)	(93,372,060)

Net increase in net assets from operations	113,315,669	16,835,081
Dividends to Shareholders from
Net investment income
Class A	(30,461,971)	(33,150,405)
Class C	(9,819,753)	(10,791,547)
Advisor Class	(63,729,112)	(59,344,960)
Capital Stock Transactions
Net increase	148,166,443	31,309,788

Total increase (decrease)	157,471,276	(55,142,043)
Net Assets
Beginning of period	2,482,026,123	2,537,168,166

End of period (including undistributed net investment income of $3,496,483 and $3,496,480, respectively)	$2,639,497,399	$2,482,026,123

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB National
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,985,671	$37,933,584
Net realized loss on investment transactions	(117,971)	(3,092,799)
Net change in unrealized appreciation/depreciation of investments	(19,227,186)	(26,744,329)

Net increase in net assets from operations	18,640,514	8,096,456
Dividends to Shareholders from
Net investment income
Class A	(17,810,996)	(19,167,568)
Class B	(5,968)	(10,647)
Class C	(2,174,827)	(3,224,803)
Advisor Class	(17,993,877)	(15,617,959)
Capital Stock Transactions
Net increase	123,374,549	2,783,981

Total increase (decrease)	104,029,395	(27,140,540)
Net Assets
Beginning of period	1,228,640,609	1,255,781,149

End of period (including distributions in excess of net investment income of ($346,422) and ($346,425), respectively	$1,332,670,004	$1,228,640,609

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New York
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,885,666	$17,077,365
Net realized gain (loss) on investment transactions	805,949	(831,351)
Net change in unrealized appreciation/depreciation of investments	(12,611,468)	(12,101,600)

Net increase in net assets from operations	5,080,147	4,144,414
Dividends to Shareholders from
Net investment income
Class A	(12,470,907)	(13,182,575)
Class B	(16,124)	(19,979)
Class C	(1,395,477)	(1,779,361)
Advisor Class	(2,996,737)	(2,094,963)
Capital Stock Transactions
Net increase	15,710,987	13,373,575

Total increase	3,911,889	441,111
Net Assets
Beginning of period	597,123,277	596,682,166

End of period (including distributions in excess of net investment income of ($156,690) and ($156,690), respectively)	$601,035,166	$597,123,277

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended May 31, 2018

	AB High Income Municipal*
Cash flows from operating activities
Net increase in net assets from operations		$113,315,669
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(733,130,156)
Purchases of short-term investments	(501,419,090)
Proceeds from disposition of long-term investments	594,247,410
Proceeds from disposition of short-term investments	479,445,333
Net realized gain on investment transactions	(26,844,269)
Net change in unrealized appreciation/depreciation on investment transactions	17,192,511
Net accretion of bond discount and amortization of bond premium	8,520,764
Decrease in receivable for investments sold	794,859
Increase in interest receivable	(3,632,485)
Increase in affiliated dividends receivable	(10,044)
Increase in cash collateral due from broker	(1,132,000)
Increase in payable for investments purchased	18,323,636
Increase in advisory fee payable	206,831
Increase in administrative fee payable	2,248
Decrease in Transfer Agent fee payable	(1,440)
Decrease in distribution fee payable	(18,076)
Decrease in other liabilities	(176,420)
Decrease in accrued expenses	(134,286)
Proceeds on swaps, net	3,086,304
Payments for exchange-traded derivatives settlements	(1,533,083)

Total adjustments		(146,211,453)

Net cash provided by (used in) from operating activities		(32,895,784)
Cash flows from financing activities
Subscriptions of capital stock, net	90,700,098
Cash dividends paid (net of dividend reinvestments)†	(42,441,722)
Repayment of floating rate notes issued	(15,115,000)

Net cash provided by (used in) from financing activities		33,143,376

Net increase in cash		247,592
Cash at beginning of year		—

Cash at end of year		$247,592

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$61,565,850
Interest expense paid during the year	$1,720,172

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2018

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB California Portfolio, AB National Portfolio and AB New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C and Advisor Class shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All five classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company

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under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted

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NOTES TO FINANCIAL STATEMENTS (continued)

price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2018:

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$628,390,716		$65,668,241		$694,058,957
Short-Term Investments		5,762,439		– 0	–	– 0	–	5,762,439

Total Investments in Securities		5,762,439		628,390,716		65,668,241		699,821,396
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$5,762,439		$628,390,716		$65,668,241		$699,821,396

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AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Arizona	$	– 0	–	$14,962,159		$17,881,409		$32,843,568
California		– 0	–	108,776,050		53,423,714		162,199,764
Colorado		– 0	–	12,703,840		25,873,732		38,577,572
District of Columbia		– 0	–	21,061,169		2,071,297		23,132,466
Florida		– 0	–	119,995,571		18,699,823		138,695,394
Illinois		– 0	–	302,662,360		62,684,738		365,347,098
Indiana		– 0	–	41,004,745		2,081,080		43,085,825
Kentucky		– 0	–	26,021,794		21,657,092		47,678,886
Louisiana		– 0	–	32,958,277		13,427,431		46,385,708
Maryland		– 0	–	8,737,905		5,618,367		14,356,272
Massachusetts		– 0	–	49,731,202		22,288,844		72,020,046
Michigan		– 0	–	108,001,570		27,951,136		135,952,706
Missouri		– 0	–	24,987,508		6,925,787		31,913,295
New York		– 0	–	171,166,374		36,565,199		207,731,573
North Carolina		– 0	–	1,117,580		4,080,328		5,197,908
Ohio		– 0	–	88,104,660		48,175,484		136,280,144
Oklahoma		– 0	–	– 0	–	4,173,763		4,173,763
Oregon		– 0	–	11,416,450		9,007,704		20,424,154
Pennsylvania		– 0	–	60,360,024		50,715,323		111,075,347
Tennessee		– 0	–	14,090,618		30,625,105		44,715,723
Texas		– 0	–	198,122,884		49,379,033		247,501,917
Utah		– 0	–	4,929,057		3,574,065		8,503,122
Vermont		– 0	–	– 0	–	3,293,502		3,293,502
Virginia		– 0	–	91,333,552		9,979,700		101,313,252
Washington		– 0	–	52,335,333		30,423,643		82,758,976
Wisconsin		– 0	–	19,441,273		41,525,072		60,966,345
Other		– 0	–	479,854,005		– 0	–	479,854,005
Governments – Treasuries		– 0	–	12,074,961		– 0	–	12,074,961
Short-Term Investments:
Corporates – Investment Grade		– 0	–	– 0	–	13,035,000		13,035,000
Investment Companies		6,981,992		– 0	–	– 0	–	6,981,992

Total Investments in Securities		6,981,992		2,075,950,921		615,137,371		2,698,070,284
Other Financial Instruments(a):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(1,231,278)		– 0	–	(1,231,278)

Total(b)		$6,981,992		$2,074,719,643		$615,137,371		$2,696,839,006

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AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,138,400,360		$93,656,895		$1,232,057,255
Short-Term Municipal Notes		– 0	–	83,727,500		– 0	–	83,727,500
Short-Term Investments		5,106,152		– 0	–	– 0	–	5,106,152

Total Investments in Securities		5,106,152		1,222,127,860		93,656,895		1,320,890,907
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$5,106,152		$1,222,127,860		$93,656,895		$1,320,890,907

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$575,031,320		$20,684,976		$595,716,296

Total Investments in Securities		– 0	–	575,031,320		20,684,976		595,716,296
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)	$	– 0	–	$575,031,320		$20,684,976		$595,716,296

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$56,740,478		$56,740,478
Accrued discounts/(premiums)	(315,689)		(315,689)
Realized gain (loss)	146,812		146,812
Change in unrealized appreciation/depreciation	610,294		610,294
Purchases	17,759,933		17,759,933
Sales	(10,865,144)		(10,865,144)
Transfers in to Level 3	1,591,557		1,591,557	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$65,668,241		$65,668,241

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$796,071		$796,071

AB High Income Municipal Portfolio	Long-Term Municipal Bonds		Corporates – Investment Grade		Total
Balance as of 5/31/17	$619,688,854		$4,635,000		$624,323,854
Accrued discounts/(premiums)	1,090,447		– 0	–	1,090,447
Realized gain (loss)	7,796,301		– 0	–	7,796,301
Change in unrealized appreciation/depreciation	(3,809,153)		– 0	–	(3,809,153)
Purchases	120,529,182		8,400,000		128,929,182
Sales	(155,306,770)		– 0	–	(155,306,770)
Transfers in to Level 3	18,796,727		– 0	–	18,796,727
Transfers out of Level 3	(6,683,217)		– 0	–	(6,683,217)

Balance as of 5/31/18	$602,102,371		$13,035,000		$615,137,371 (a)

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$4,926,214		$ – 0	–	$4,926,214

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AB National Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$68,752,360		$68,752,360
Accrued discounts/(premiums)	(132,485)		(132,485)
Realized gain (loss)	(956,270)		(956,270)
Change in unrealized appreciation/depreciation	(78,856)		(78,856)
Purchases	19,159,334		19,159,334
Sales	(6,544,010)		(6,544,010)
Transfers in to Level 3	13,456,822		13,456,822	(c)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$93,656,895		$93,656,895

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$(973,726)		$(973,726)

AB New York Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$17,553,325		$17,553,325
Accrued discounts/(premiums)	(26,389)		(26,389)
Realized gain (loss)	23,028		23,028
Change in unrealized appreciation/depreciation	(434,912)		(434,912)
Purchases	3,413,672		3,413,672
Sales	(1,248,063)		(1,248,063)
Transfers in to Level 3	1,404,315		1,404,315	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$20,684,976		$20,684,976

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$(418,213)		$(418,213)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	An amount of $13,456,822 was transferred out of Level 2 into Level 3 as these securities were not rated by third party vendor during the reporting period.

As of May 31, 2018, all Level 3 investments for AB California Portfolio and AB New York Portfolio were priced by third party vendors. The following presents information about significant unobservable inputs related to the AB High Income Municipal Portfolio and AB National Portfolio Level 3 investments at May 31, 2018. Securities priced by third party vendors are excluded from the following table.

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Quantitative Information about Level 3 Fair Value Measurements

AB High Income Municipal Portfolio

	Fair Value at 5/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$18,725,400	Market Approach	Mandatory Tender Level	$ 101.00/N/A
Corporates – Investment Grade	$13,035,000	Capital Recovery	Recovery Rate	100%/N/A

AB National Portfolio

	Fair Value at 5/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$7,327,550	Market Approach	Mandatory Tender Level	$ 101.00/N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Mandatory Tender Level and Recovery Rate in isolation would be expected to result in a significantly higher (lower) fair value measurement

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight

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of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. During the year ended May 31, 2018, the Portfolios did not engage in such transactions. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate

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interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB California	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB National	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C	Advisor Class
AB California	.75%	1.50%	1.50%	.50%
AB High Income Municipal	.80%	N/A	1.55%	.55%
AB National	.75%	1.50%	1.50%	.50%
AB New York	.75%	1.50%	1.50%	.50%

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This contractual agreement extends through September 29, 2018 for all Portfolios and may be extended by the Adviser for additional one year terms.

For the year ended May 31, 2018, such reimbursements amounted to $283,163, $216,956, $597,159 and $340,150 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2018, the reimbursement for such services amounted to $68,812, $67,656, $65,637 and $68,739 for AB California, AB High Income Municipal, AB National and AB New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB California Portfolio, $66,601; AB High Income Municipal Portfolio, $212,295; AB National Portfolio, $175,057 and AB New York Portfolio, $78,194 for the year ended May 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2018 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B	Class C
AB California	$ – 0	–	$920	$153	$4,866
AB High Income Municipal	– 0	–	26,895	N/A	16,464
AB National	– 0	–	14,541	48	7,057
AB New York	– 0	–	24,287	72	5,467

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount

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equal to each Portfolios’ pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2018, such waivers amounted to:

Portfolio	Amount
AB California	$5,220
AB High Income Municipal	32,608
AB National	32,210
AB New York	15,852

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended May 31, 2018 is as follows:

Portfolio	Market Value 5/31/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/18 (000)		Dividend Income (000)
AB California	$4,117		$97,214	$95,569	$5,762		$30
AB High Income Municipal	199		486,228	479,445	6,982		154
AB National	3,573		312,554	311,021	5,106		170
AB New York	– 0	–	96,172	96,172	– 0	–	75

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .25 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB California	$6,821,456	$7,438,939
AB High Income Municipal	N/A	3,204,681
AB National	3,378,362	6,905,560
AB New York	5,959,218	4,407,009

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing

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fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2018, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB California	$98,417,148	$	– 0	–	$97,910,873	$	– 0	–
AB High Income Municipal	721,110,488		12,019,668		587,652,697		– 0	–
AB National	314,127,666		– 0	–	226,275,752		– 0	–
AB New York	86,966,861		– 0	–	64,548,191		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio		Appreciation	(Depreciation)
AB California	$665,072,177	$38,925,990	$(4,176,771)	$34,749,219
AB High Income Municipal	2,544,839,171	116,903,870	(44,083,707)	72,820,163
AB National	1,286,664,368	40,793,705	(6,567,166)	34,226,539
AB New York	577,402,582	19,919,487	(1,605,773)	18,313,714

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

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specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enters into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is

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effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2018, the Portfolios held interest rate swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign

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issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of May 31, 2018, the Portfolios did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended May 31, 2018, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended May 31, 2018, the Portfolios had entered into the following derivatives:

AB California Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,876,098)	$2,996,769

Total		$(2,876,098)	$2,996,769

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AB High Income Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swaps	$1,519,836

Total		$1,519,836

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,533,083)	$	– 0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	335,190		1,519,836

Total		$(1,197,893)		$1,519,836

AB National Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(57,691)	$	– 0	–

Total		$(57,691)	$	– 0	–

AB New York Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(34,366)	$34,612

Total		$(34,366)	$34,612

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended May 31, 2018:

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$14,500,000	(a)

(a)	Positions were open for seven months during the year.

AB High Income Municipal Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$37,500,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$29,248,143	(a)

(a)	Positions were open for seven months during the year.

AB National Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,600,000	(a)

(a)	Positions were open for two months during the year.

AB New York Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$32,961,111	(a)

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Portfolios as of May 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB High Income Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Credit Suisse International	$107,518	$	– 0	–	$(82,000)		$	– 0	–	$25,518
Deutsche Bank AG	78,562		– 0	–	(70,000)			– 0	–	8,562
Goldman Sachs International	1,033,758		– 0	–	(980,000)			– 0	–	53,758
Morgan Stanley Capital Services LLC	11,440		– 0	–	– 0	–		– 0	–	11,440

Total	$1,231,278	$	– 0	–	$(1,132,000)		$	– 0	–	$99,278	^

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*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

The Fund has authorized 69.2 billion shares of capital stock. The allocation is as follow:

	Allocation of Shares (In Million)
Portfolio	Class A	Class B	Class C	Advisor	Class T	Total
AB California	6,000	6,000	6,000	50	3,000	21,050
AB High Income	3,000	3,000	3,000	3,000	3,000	15,000
AB National	6,000	6,000	6,000	100	3,000	21,100
AB New York	3,000	3,000	3,000	50	3,000	12,050

Transactions in capital shares for each class were as follows:

	AB California Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	3,971,343	6,180,439	$44,431,699	$70,176,299

Shares issued in reinvestment of dividends	675,515	681,607	7,539,754	7,702,443

Shares converted from Class B	1,478	1,895	16,555	21,419

Shares converted from Class C	330,109	2,908,213	3,690,802	32,368,414

Shares redeemed	(6,400,482)	(8,070,548)	(71,385,971)	(90,061,610)

Net increase (decrease)	(1,422,037)	1,701,606	$(15,707,161)	$20,206,965

Class B
Shares sold	250	640	$2,800	$7,300

Shares issued in reinvestment of dividends	79	146	888	1,651

Shares converted to Class A	(1,478)	(1,894)	(16,555)	(21,419)

Shares redeemed	(2,111)	(2)	(23,740)	(18)

Net decrease	(3,260)	(1,110)	$(36,607)	$(12,486)

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	AB California Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class C
Shares sold	695,082	1,351,117	$7,780,014	$15,393,258

Shares issued in reinvestment of dividends	71,947	107,734	802,843	1,216,220

Shares converted to Class A	(330,350)	(2,908,213)	(3,690,802)	(32,368,414)

Shares redeemed	(1,020,339)	(1,298,810)	(11,379,550)	(14,554,711)

Net decrease	(583,660)	(2,748,172)	$(6,487,495)	$(30,313,647)

Advisor Class
Shares sold	9,325,387	8,806,268	$104,209,514	$98,872,442

Shares issued in reinvestment of dividends	289,261	215,282	3,225,946	2,430,923

Shares redeemed	(6,220,050)	(5,433,098)	(69,176,051)	(60,524,867)

Net increase	3,394,598	3,588,452	$38,259,409	$40,778,498

	AB High Income Municipal Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	16,201,650	25,386,158	$185,019,217	$290,046,298

Shares issued in reinvestment of dividends	1,284,081	1,384,947	14,616,232	15,750,019

Shares converted from Class C	86,019	109,782	980,727	1,227,359

Shares redeemed	(19,085,509)	(32,817,752)	(217,286,545)	(368,264,002)

Net decrease	(1,513,759)	(5,936,865)	$(16,670,369)	$(61,240,326)

Class C
Shares sold	2,559,615	4,644,490	$29,192,277	$53,373,618

Shares issued in reinvestment of dividends	522,205	580,598	5,941,446	6,591,393

Shares converted to Class A	(86,041)	(109,880)	(980,727)	(1,227,359)

Shares redeemed	(5,019,326)	(7,078,343)	(57,125,614)	(79,545,963)

Net decrease	(2,023,547)	(1,963,135)	$(22,972,618)	$(20,808,311)

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	AB High Income Municipal Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Advisor Class
Shares sold	51,656,605	65,258,722	$589,029,997	$742,504,463

Shares issued in reinvestment of dividends	3,605,382	3,341,396	41,008,172	37,961,120

Shares redeemed	(38,861,114)	(59,310,219)	(442,228,739)	(667,107,158)

Net increase	16,400,873	9,289,899	$187,809,430	$113,358,425

	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	7,491,374	12,166,841	$76,720,212	$125,784,269

Shares issued in reinvestment of dividends	990,264	1,045,580	10,128,931	10,778,531

Shares converted from Class B	16,771	16,748	172,386	173,796

Shares converted from Class C	396,491	3,030,920	4,049,039	30,885,076

Shares redeemed	(11,917,664)	(18,068,415)	(121,945,812)	(185,145,447)

Net decrease	(3,022,764)	(1,808,326)	$(30,875,244)	$(17,523,775)

Class B
Shares sold	3,698	8,489	$38,045	$88,465

Shares issued in reinvestment of dividends	439	586	4,491	6,025

Shares converted to Class A	(16,789)	(16,771)	(172,386)	(173,796)

Shares redeemed	(3,310)	(9,153)	(33,635)	(93,672)

Net decrease	(15,962)	(16,849)	$(163,485)	$(172,978)

Class C
Shares sold	913,977	2,734,393	$9,371,500	$28,429,045

Shares issued in reinvestment of dividends	140,919	200,654	1,439,826	2,065,409

Shares converted to Class A	(397,094)	(3,033,897)	(4,049,039)	(30,885,076)

Shares redeemed	(2,106,653)	(3,301,022)	(21,537,123)	(33,742,760)

Net decrease	(1,448,851)	(3,399,872)	$(14,774,836)	$(34,133,382)

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	AB National Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Advisor Class
Shares sold	27,891,070	24,255,333	$285,137,918	$249,831,874

Shares issued in reinvestment of dividends	1,230,115	1,034,308	12,571,667	10,665,052

Shares redeemed	(12,570,958)	(20,243,826)	(128,521,471)	(205,882,810)

Net increase	16,550,227	5,045,815	$169,188,114	$54,614,116

	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	6,588,820	7,454,781	$65,524,344	$75,088,637

Shares issued in reinvestment of dividends	695,367	708,304	6,894,404	7,084,259

Shares converted from Class B	21,689	25,279	212,148	253,343

Shares converted from Class C	168,040	964,365	1,655,947	9,537,572

Shares redeemed	(8,239,683)	(9,623,057)	(81,872,019)	(95,244,254)

Net decrease	(765,767)	(470,328)	$(7,585,176)	$(3,280,443)

Class B
Shares sold	3,114	2,267	$30,853	$22,632

Shares issued in reinvestment of dividends	874	1,214	8,662	12,143

Shares converted to Class A	(21,713)	(25,311)	(212,148)	(253,343)

Shares redeemed	(7,229)	(8,773)	(71,637)	(87,698)

Net decrease	(24,954)	(30,603)	$(244,270)	$(306,266)

Class C
Shares sold	634,479	1,425,702	$6,317,955	$14,409,883

Shares issued in reinvestment of dividends	99,104	124,012	982,081	1,239,029

Shares converted to Class A	(168,201)	(965,341)	(1,655,947)	(9,537,572)

Shares redeemed	(1,441,715)	(1,652,162)	(14,324,064)	(16,397,291)

Net decrease	(876,333)	(1,067,789)	$(8,679,975)	$(10,285,951)

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	AB New York Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Advisor Class
Shares sold	5,436,404	5,550,883	$53,995,575	$55,179,457

Shares issued in reinvestment of dividends	157,454	115,873	1,559,629	1,157,368

Shares redeemed	(2,355,223)	(2,953,553)	(23,334,796)	(29,090,590)

Net increase	3,238,635	2,713,203	$32,220,408	$27,246,235

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a

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specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Portfolios.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to heightened interest rate risk due

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to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolios’ return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and

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can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result

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in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2018 and May 31, 2017 were as follows:

AB California Portfolio	2018	2017
Distributions paid from:
Ordinary income	$103,242	$352,282

Total taxable distributions	103,242	352,282
Tax exempt distributions	22,934,854	21,688,057

Total distributions paid	$23,038,096	$22,040,339

AB High Income Municipal Portfolio	2018	2017
Distributions paid from:
Ordinary income	$3,752,545	$1,412,549

Total taxable distributions	3,752,545	1,412,549
Tax exempt distributions	100,258,291	101,874,363

Total distributions paid	$104,010,836	$103,286,912

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AB National Portfolio	2018	2017
Distributions paid from:
Ordinary income	$192,177	$227,391

Total taxable distributions	192,177	227,391
Tax exempt distributions	37,793,491	37,793,586

Total distributions paid	$37,985,668	$38,020,977

AB New York Portfolio	2018	2017
Distributions paid from:
Ordinary income	$104,981	$49,515

Total taxable distributions	104,981	49,515
Tax exempt distributions	16,774,264	17,027,363

Total distributions paid	$16,879,245	$17,076,878

As of May 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax- Exempt Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB California	$33,736	$(5,040,960)	$34,749,219	$29,741,995
AB High Income Municipal	10,858,699	(2,495,433)	72,820,163	81,183,429
AB National	295,768	(28,559,523)	34,226,539	5,962,784
AB New York	31,650	(16,815,279)	18,313,714	1,530,085

(a)	At May 31, 2018, AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio, and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal year, AB High Income Municipal Portfolio and AB New York Portfolio utilized capital loss carryforwards of $26,322,968 and $812,370, respectively, to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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As of May 31, 2018, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB California	$3,001,637	$2,039,323	No Expiration
AB High Income Municipal	2,495,433	N/A	2019
AB National	16,709,065	11,850,458	No Expiration
AB New York	10,000,887	6,814,392	No Expiration

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps—is reflected as an adjustment to the components of capital as of May 31, 2018 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital		Increase(Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment Transactions
AB California	$	– 0 –	$(338,234)	$338,234
AB High Income Municipal		– 0 –	346,928	(346,928)
AB National		– 0 –	– 0 –	– 0 –
AB New York		– 0 –	(6,421)	6,421

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the

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caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At May 31, 2018, the amount of Floating Rate Notes outstanding was $80,225,000 and the related interest rate ranged from 1.07% to 1.12% for AB High Income Municipal Portfolio. At May 31, 2018, AB California Portfolio, AB National Portfolio and AB New York Portfolio did not have any Floating Rate Notes outstanding. For the May 31, 2018, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were as follows:

Portfolio	Average Amount Outstanding	Weighted Average Interest Rate
AB High Income Municipal	$86,063,945	1.83%

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolios’ financial statements as a secured borrowing. For the year ended May 31, 2018, the Portfolios did not engage in such transactions.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

As of May 31, 2017, the Portfolios’ investments in residual interest bonds that are required to be compliant with the Volcker Rule by July 21, 2017 have been restructured by the required compliance date. These restructurings did not have a material impact on the Portfolios’ financial position or results of operations.

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NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class A
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 11.25		$ 11.54		$ 11.27		$ 11.44		$ 10.83		$ 11.51

Income From Investment Operations
Net investment income(b)(c)	.37		.37		.39		.23		.41		.41
Net realized and unrealized gain (loss) on investment transactions	(.20)		(.29)		.26		(.18)		.59		(.67)

Net increase (decrease) in net asset value from operations	.17		.08		.65		.05		1.00		(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.37)		(.38)		(.22)		(.39)		(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.36)		(.37)		(.38)		(.22)		(.39)		(.42)

Net asset value, end of period	$ 11.06		$ 11.25		$ 11.54		$ 11.27		$ 11.44		$ 10.83

Total Return
Total investment return based on net asset value(e)	1.55%		.69%		5.88%		.46%		9.42%		(2.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$465,581		$489,570		$482,744		$440,324		$442,905		$462,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.76%		.75%		.76%		.78	%^	.81%		.80%
Expenses, before waivers/reimbursements(f)	.80%		.80%		.80%		.83	%^	.86%		.85%
Net investment income(b)	3.28%		3.29%		3.46%		3.52	%^	3.72%		3.68%
Portfolio turnover rate	14%		16%		13%		12%		14%		22%

See footnote summary on pages 177-178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class B
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 11.25		$ 11.54		$ 11.28		$ 11.44		$ 10.83		$ 11.50

Income From Investment Operations
Net investment income(b)(c)	.28		.29		.31		.19		.34		.33
Net realized and unrealized gain (loss) on investment transactions	(.19)		(.30)		.25		(.17)		.58		(.66)

Net increase (decrease) in net asset value from operations	.09		(.01)		.56		.02		.92		(.33)

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.28)		(.30)		(.18)		(.31)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.28)		(.28)		(.30)		(.18)		(.31)		(.34)

Net asset value, end of period	$ 11.06		$ 11.25		$ 11.54		$ 11.28		$ 11.44		$ 10.83

Total Return
Total investment return based on net asset value(e)	.78%		(.06)%		5.00%		.13%		8.66%		(2.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38		$76		$91		$188		$405		$1,017
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%		1.50%		1.51%		1.51	%^	1.51%		1.50%
Expenses, before waivers/reimbursements(f)	1.59%		1.59%		1.56%		1.57	%^	1.56%		1.56%
Net investment income(b)	2.51%		2.54%		2.73%		2.80	%^	3.05%		2.97%
Portfolio turnover rate	14%		16%		13%		12%		14%		22%

See footnote summary on pages 177-178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Class C
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 11.24		$ 11.54		$ 11.27		$ 11.43		$ 10.83		$ 11.50

Income From Investment Operations
Net investment income(b)(c)	.28		.29		.31		.19		.33		.34
Net realized and unrealized gain (loss) on investment transactions	(.19)		(.31)		.26		(.17)		.58		(.67)

Net increase (decrease) in net asset value from operations	.09		(.02)		.57		.02		.91		(.33)

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.28)		(.30)		(.18)		(.31)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.28)		(.28)		(.30)		(.18)		(.31)		(.34)

Net asset value, end of period	$ 11.05		$ 11.24		$ 11.54		$ 11.27		$ 11.43		$ 10.83

Total Return
Total investment return based on net asset value(e)	.79%		(.15)%		5.09%		.13%		8.57%		(2.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,977		$56,379		$89,568		$83,677		$83,761		$87,172
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%		1.50%		1.51%		1.51	%^	1.51%		1.50%
Expenses, before waivers/reimbursements(f)	1.55%		1.55%		1.56%		1.55	%^	1.56%		1.55%
Net investment income(b)	2.53%		2.54%		2.71%		2.79	%^	3.02%		2.98%
Portfolio turnover rate	14%		16%		13%		12%		14%		22%

See footnote summary on pages 177-178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB California Portfolio
	Advisor Class
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 11.25		$ 11.54		$ 11.27		$ 11.44		$ 10.83		$ 11.51

Income From Investment Operations
Net investment income(b)(c)	.39		.40		.42		.25		.44		.45
Net realized and unrealized gain (loss) on investment transactions	(.19)		(.30)		.26		(.18)		.59		(.68)

Net increase (decrease) in net asset value from operations	.20		.10		.68		.07		1.03		(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.39)		(.39)		(.41)		(.24)		(.42)		(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.39)		(.39)		(.41)		(.24)		(.42)		(.45)

Net asset value, end of period	$ 11.06		$ 11.25		$ 11.54		$ 11.27		$ 11.44		$ 10.83

Total Return
Total investment return based on net asset value(e)	1.80%		.94%		6.14%		.62%		9.75%		(2.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$184,599		$149,586		$112,091		$66,892		$48,251		$36,856
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%		.50%		.51%		.51	%^	.51%		.50%
Expenses, before waivers/reimbursements(f)	.55%		.55%		.55%		.55	%^	.56%		.55%
Net investment income(b)	3.52%		3.54%		3.69%		3.78	%^	3.99%		3.97%
Portfolio turnover rate	14%		16%		13%		12%		14%		22%

See footnote summary on pages 177-178.

abfunds.com	AB MUNICIPAL INCOME FUND | 165

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.34	$ 11.67	$ 11.20	$ 11.22	$ 10.29	$ 11.48

Income From Investment Operations
Net investment income(b)(c)	.45	.45	.48	.28	.54	.53
Net realized and unrealized gain (loss) on investment transactions	.05	(.33)	.48	(.01)	.93	(1.18)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.50	.12	.96	.27	1.47	(.65)

Less: Dividends
Dividends from net investment income	(.45)	(.45)	(.49)	(.29)	(.54)	(.54)

Net asset value, end of period	$ 11.39	$ 11.34	$ 11.67	$ 11.20	$ 11.22	$ 10.29

Total Return
Total investment return based on net asset value(e)	4.50%	1.13%	8.82%	2.45%	14.62%	(5.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$755,327	$769,140	$860,490	$693,523	$627,941	$593,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.87%	.87%	.86%	.86	%^	.89%	.89%
Expenses, before waivers/reimbursements(f)	.88%	.89%	.88%	.89	%^	.96%	.98%
Net investment income(b)	3.95%	3.97%	4.23%	4.33	%^	4.99%	4.78%
Portfolio turnover rate	22%	30%	14%	9%	17%	41%

See footnote summary on pages 177-178.

166 | AB MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48

Income From Investment Operations
Net investment income(b)(c)	.36	.37	.39	.24	.46	.46
Net realized and unrealized gain (loss) on investment transactions	.07	(.33)	.48	(.01)	.93	(1.19)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.43	.04	.87	.23	1.39	(.73)

Less: Dividends
Dividends from net investment income	(.37)	(.37)	(.41)	(.25)	(.46)	(.46)

Net asset value, end of period	$ 11.39	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29

Total Return
Total investment return based on net asset value(e)	3.82%	.38%	7.92%	2.02%	13.83%	(6.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$290,311	$311,962	$343,821	$284,261	$256,667	$209,480
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.62%	1.62%	1.61%	1.59	%^	1.59%	1.59%
Expenses, before waivers/reimbursements(f)	1.63%	1.64%	1.63%	1.62	%^	1.66%	1.68%
Net investment income(b)	3.20%	3.22%	3.49%	3.61	%^	4.28%	4.09%
Portfolio turnover rate	22%	30%	14%	9%	17%	41%

See footnote summary on pages 177-178.

abfunds.com	AB MUNICIPAL INCOME FUND | 167

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29	$ 11.48

Income From Investment Operations
Net investment income(b)(c)	.48	.48	.51	.30	.56	.57
Net realized and unrealized gain (loss) on investment transactions	.05	(.33)	.47	(.01)	.94	(1.19)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.53	.15	.98	.29	1.50	(.62)

Less: Dividends
Dividends from net investment income	(.48)	(.48)	(.52)	(.31)	(.57)	(.57)

Net asset value, end of period	$ 11.38	$ 11.33	$ 11.66	$ 11.20	$ 11.22	$ 10.29

Total Return
Total investment return based on net asset value(e)	4.76%	1.38%	9.00%	2.61%	14.97%	(5.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,593,859	$1,400,924	$1,332,857	$1,084,612	$964,020	$418,473
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.62%	.62%	.61%	.59	%^	.59%	.59%
Expenses, before waivers/reimbursements(f)	.63%	.64%	.63%	.62	%^	.66%	.68%
Net investment income(b)	4.20%	4.22%	4.48%	4.60	%^	5.20%	5.08%
Portfolio turnover rate	22%	30%	14%	9%	17%	41%

See footnote summary on pages 177-178.

168 | AB MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	Year Ended May 31,			November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 10.30	$ 10.51	$ 10.20	$ 10.34	$ 9.91	$ 10.61

Income From Investment Operations
Net investment income(b)(c)	.30	.31	.33	.20	.37	.36
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.21)	.32	(.13)	.43	(.70)

Net increase (decrease) in net asset value from operations	.15	.10	.65	.07	.80	(.34)

Less: Dividends
Dividends from net investment income	(.30)	(.31)	(.34)	(.21)	(.37)	(.36)

Net asset value, end of period	$ 10.15	$ 10.30	$ 10.51	$ 10.20	$ 10.34	$ 9.91

Total Return
Total investment return based on net asset value(e)	1.48%	.99%	6.44%	.62%	8.23%	(3.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$585,549	$625,601	$657,481	$612,321	$581,215	$649,618
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.75%	.75%	.75%	.78%^	.81%	.80%
Expenses, before waivers/reimbursements(f)(g)	.80%	.80%	.80%	.82%^	.86%	.86%
Net investment income(b)	2.93%	2.99%	3.23%	3.39%^	3.65%	3.45%
Portfolio turnover rate	18%	18%	13%	6%	19%	26%

See footnote summary on pages 177-178.

abfunds.com	AB MUNICIPAL INCOME FUND | 169

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class B
	Year Ended May 31,			November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 10.29	$ 10.50	$ 10.19	$ 10.32	$ 9.90	$ 10.60

Income From Investment Operations
Net investment income(b)(c)	.22	.23	.26	.16	.30	.28
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.22)	.32	(.13)	.42	(.69)

Net increase (decrease) in net asset value from operations	.07	.01	.58	.03	.72	(.41)

Less: Dividends
Dividends from net investment income	(.22)	(.22)	(.27)	(.16)	(.30)	(.29)

Net asset value, end of period	$ 10.14	$ 10.29	$ 10.50	$ 10.19	$ 10.32	$ 9.90

Total Return
Total investment return based on net asset value(e)	.72%	.09%	5.77%	.30%	7.39%	(3.95)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200	$368	$552	$920	$1,451	$3,126
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.50%	1.50%	1.50%	1.51%^	1.51%	1.49%
Expenses, before waivers/reimbursements(f)(g)	1.56%	1.55%	1.58%	1.57%^	1.57%	1.57%
Net investment income(b)	2.19%	2.24%	2.50%	2.69%^	2.98%	2.75%
Portfolio turnover rate	18%	18%	13%	6%	19%	26%

See footnote summary on pages 177-178.

170 | AB MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB National Portfolio
Class C
Year Ended May 31,	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.29	$ 10.50	$ 10.19	$ 10.33	$ 9.90	$ 10.60

Income From Investment Operations
Net investment income(b)(c)	.22	.23	.26	.16	.30	.29
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.21)	.31	(.14)	.43	(.70)
Contributions from Affiliates	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07	.02	.57	.02	.73	(.41)

Less: Dividends
Dividends from net investment income	(.22)	(.23)	(.26)	(.16)	(.30)	(.29)

Net asset value, end of period	$ 10.14	$ 10.29	$ 10.50	$ 10.19	$ 10.33	$ 9.90

Total Return
Total investment return based on net asset value(e)	.72%	.24%	5.66%	.20%	7.49%	(3.95)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,963	$106,240	$144,152	$131,936	$130,601	$144,358
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.50%	1.50%	1.50%	1.51	%^	1.51%	1.50%
Expenses, before waivers/reimbursements(f)(g)	1.55%	1.55%	1.56%	1.56	%^	1.56%	1.56%
Net investment income(b)	2.19%	2.25%	2.49%	2.67	%^	2.96%	2.76%
Portfolio turnover rate	18%	18%	13%	6%	19%	26%

See footnote summary on pages 177-178.

abfunds.com	AB MUNICIPAL INCOME FUND | 171

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	Year Ended May 31,			November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 10.30	$ 10.51	$ 10.21	$ 10.34	$ 9.91	$ 10.61

Income From Investment Operations
Net investment income(b)(c)	.32	.33	.36	.22	.40	.39
Net realized and unrealized gain (loss) on investment transactions	(.14)	(.20)	.30	(.13)	.43	(.70)

Net increase (decrease) in net asset value from operations	.18	.13	.66	.09	.83	(.31)

Less: Dividends
Dividends from net investment income	(.33)	(.34)	(.36)	(.22)	(.40)	(.39)

Net asset value, end of period	$ 10.15	$ 10.30	$ 10.51	$ 10.21	$ 10.34	$ 9.91

Total Return
Total investment return based on net asset value(e)	1.73%	1.24%	6.60%	.88%	8.55%	(2.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$656,958	$496,432	$453,596	$315,809	$254,434	$165,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.50%	.50%	.50%	.51%^	.51%	.50%
Expenses, before waivers/reimbursements(f)(g)	.55%	.55%	.55%	.55%^	.55%	.56%
Net investment income(b)	3.18%	3.24%	3.46%	3.66%^	3.92%	3.74%
Portfolio turnover rate	18%	18%	13%	6%	19%	26%

See footnote summary on pages 177-178.

172 | AB MUNICIPAL INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 10.01		$ 10.20		$ 9.92		$ 10.01		$ 9.70		$ 10.47

Income From Investment Operations
Net investment income(b)(c)	.28		.29		.30		.19		.34		.33
Net realized and unrealized gain (loss) on investment transactions	(.19)		(.19)		.29		(.09)		.31		(.76)

Net increase (decrease) in net asset value from operations	.09		.10		.59		.10		.65		(.43)

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.29)		(.31)		(.19)		(.34)		(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.28)		(.29)		(.31)		(.19)		(.34)		(.34)

Net asset value, end of period	$ 9.82		$ 10.01		$ 10.20		$ 9.92		$ 10.01		$ 9.70

Total Return
Total investment return based on net asset value(e)	.95%		1.00%		6.00%		.97%		6.79%		(4.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$428,147		$444,247		$457,414		$428,145		$434,208		$464,134
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%		.75%		.77%		.78	%^	.81%		.79%
Expenses, before waivers/reimbursements(f)	.81%		.81%		.83%		.85	%^	.87%		.85%
Net investment income(b)	2.86%		2.87%		3.03%		3.21	%^	3.42%		3.28%
Portfolio turnover rate	11%		19%		16%		12%		28%		19%

See footnote summary on pages 177-178.

abfunds.com	AB MUNICIPAL INCOME FUND | 173

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class B
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 10.00		$ 10.19		$ 9.91		$ 10.00		$ 9.69		$ 10.45

Income From Investment Operations
Net investment income(b)(c)	.21		.21		.23		.14		.27		.26
Net realized and unrealized gain (loss) on investment transactions	(.19)		(.19)		.28		(.08)		.31		(.74)

Net increase (decrease) in net asset value from operations	.02		.02		.51		.06		.58		(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.21)		(.23)		(.15)		(.27)		(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.21)		(.21)		(.23)		(.15)		(.27)		(.28)

Net asset value, end of period	$ 9.81		$ 10.00		$ 10.19		$ 9.91		$ 10.00		$ 9.69

Total Return
Total investment return based on net asset value(e)	.19%		.25%		5.22%		.55%		6.06%		(4.64)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$558		$819		$1,146		$1,646		$2,217		$5,510
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%		1.50%		1.52%		1.51	%^	1.51%		1.49%
Expenses, before waivers/reimbursements(f)	1.56%		1.56%		1.61%		1.59	%^	1.58%		1.55%
Net investment income(b)	2.10%		2.12%		2.30%		2.49	%^	2.77%		2.57%
Portfolio turnover rate	11%		19%		16%		12%		28%		19%

See footnote summary on pages 177-178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 10.01		$ 10.20		$ 9.92		$ 10.00		$ 9.69		$ 10.46

Income From Investment Operations
Net investment income(b)(c)	.21		.21		.23		.14		.27		.26
Net realized and unrealized gain (loss) on investment transactions	(.20)		(.19)		.28		(.07)		.31		(.75)

Net increase (decrease) in net asset value from operations	.01		.02		.51		.07		.58		(.49)

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.21)		(.23)		(.15)		(.27)		(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.21)		(.21)		(.23)		(.15)		(.27)		(.28)

Net asset value, end of period	$ 9.81		$ 10.01		$ 10.20		$ 9.92		$ 10.00		$ 9.69

Total Return
Total investment return based on net asset value(e)	.09%		.25%		5.21%		.65%		6.05%		(4.74)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,179		$71,152		$83,380		$72,332		$71,934		$80,507
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.50%		1.50%		1.52%		1.51	%^	1.51%		1.49%
Expenses, before waivers/reimbursements(f)	1.56%		1.56%		1.58%		1.58	%^	1.57%		1.55%
Net investment income(b)	2.11%		2.12%		2.28%		2.48	%^	2.72%		2.58%
Portfolio turnover rate	11%		19%		16%		12%		28%		19%

See footnote summary on pages 177-178.

abfunds.com	AB MUNICIPAL INCOME FUND | 175

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	Year Ended May 31,						November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018		2017		2016				2014		2013

Net asset value, beginning of period	$ 10.02		$ 10.20		$ 9.93		$ 10.01		$ 9.70		$ 10.47

Income From Investment Operations
Net investment income(b)(c)	.31		.31		.33		.20		.36		.37
Net realized and unrealized gain (loss) on investment transactions	(.20)		(.18)		.27		(.08)		.32		(.76)

Net increase (decrease) in net asset value from operations	.11		.13		.60		.12		.68		(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.31)		(.33)		(.20)		(.37)		(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.31)		(.31)		(.33)		(.20)		(.37)		(.38)

Net asset value, end of period	$ 9.82		$ 10.02		$ 10.20		$ 9.93		$ 10.01		$ 9.70

Total Return
Total investment return based on net asset value(e)	1.20%		1.26%		6.15%		1.23%		7.11%		(3.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,151		$80,905		$54,742		$28,838		$20,755		$16,229
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50%		.50%		.52%		.51	%^	.51%		.49%
Expenses, before waivers/reimbursements(f)	.56%		.56%		.58%		.57	%^	.57%		.55%
Net investment income(b)	3.11%		3.14%		3.25%		3.46	%^	3.69%		3.56%
Portfolio turnover rate	11%		19%		16%		12%		28%		19%

See footnote summary on pages 177-178.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended May 31,			November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018	2017	2016			2014	2013
AB California Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.77	%^	.80%	.79%
Before waivers/reimbursements	.79%	.79%	.80%	.82	%^	.85%	.84%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^	1.50%	1.48%
Before waivers/reimbursements	1.58%	1.59%	1.55%	1.57	%^	1.56%	1.54%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^	1.50%	1.49%
Before waivers/reimbursements	1.54%	1.54%	1.55%	1.55	%^	1.55%	1.54%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50	%^	.50%	.49%
Before waivers/reimbursements	.54%	.54%	.55%	.54	%^	.55%	.54%

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80%	.80%	.80%	.80	%^	.80%	.80%
Before waivers/reimbursements	.81%	.82%	.82%	.83	%^	.88%	.89%
Class C
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.53	%^	1.50%	1.50%
Before waivers/reimbursements	1.56%	1.57%	1.57%	1.56	%^	1.58%	1.59%
Advisor Class
Net of waivers/reimbursements	.55%	.55%	.55%	.53	%^	.50%	.50%
Before waivers/reimbursements	.56%	.57%	.57%	.56	%^	.58%	.59%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Year Ended May 31,			November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
	2018	2017	2016			2014	2013

AB National Portfolio
Class A
Net of waivers/reimbursements	.75%	.74%	.75%	.77	%^	.80%	.79%
Before waivers/reimbursements	.80%	.80%	.80%	.82	%^	.85%	.85%
Class B
Net of waivers/reimbursements	1.50%	1.49%	1.50%	1.50	%^	1.50%	1.48%
Before waivers/reimbursements	1.56%	1.55%	1.58%	1.57	%^	1.56%	1.56%
Class C
Net of waivers/reimbursements	1.50%	1.49%	1.50%	1.50	%^	1.50%	1.49%
Before waivers/reimbursements	1.55%	1.55%	1.55%	1.55	%^	1.55%	1.55%
Advisor Class
Net of waivers/reimbursements	.50%	.49%	.50%	.50	%^	.50%	.49%
Before waivers/reimbursements	.55%	.55%	.55%	.55	%^	.55%	.55%

AB New York Portfolio
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.77	%^	.80%	.79%
Before waivers/reimbursements	.81%	.81%	.81%	.84	%^	.87%	.84%
Class B
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^	1.50%	1.48%
Before waivers/reimbursements	1.56%	1.56%	1.59%	1.58	%^	1.57%	1.55%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^	1.50%	1.49%
Before waivers/reimbursements	1.56%	1.56%	1.57%	1.57	%^	1.57%	1.54%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50	%^	.50%	.49%
Before waivers/reimbursements	.56%	.56%	.57%	.56	%^	.56%	.54%

(g)	In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Year Ended May 31, 2017
AB National Portfolio	.01%

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund, Inc. (the “Fund”) (comprising the AB California, AB High Income Municipal, AB National and AB New York Portfolios (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2018, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund, Inc. at May 31, 2018, and the results of their operations, cash flows, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

AB Municipal Income Fund, Inc.	Statement of Operations	Statement of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
AB California Portfolio AB National Portfolio AB New York Portfolio	For the year ended May 31, 2018	For each of the two years in the period ended May 31, 2018		For each of the three years in the period ended May 31, 2018, the period November 1, 2014 to May 31, 2015, and each of the two years in the period ended October 31, 2014
AB High Income Municipal Portfolio	For the year ended May 31, 2018	For each of the two years in the period ended May 31, 2018	For the year ended May 31, 2018	For each of the three years in the period ended May 31, 2018, the period November 1, 2014 to May 31, 2015, and each of the two years in the period ended October 31, 2014

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 26, 2018

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III,(2) Senior Vice President Fred S. Cohen,(2) Vice President Terrance T. Hults,(2) Vice President Matthew J. Norton,(2) Vice President	Andrew Potter, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Cohen, Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	93	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	93	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr.,## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	93	None

Earl D. Weiner,## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	93	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Robert B. “Guy” Davidson III 57	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Matthew J. Norton 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Fred S. Cohen 60	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Terrance T. Hults 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Andrew D. Potter 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on October 31-November 2, 2017 (the “Meeting”):

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The

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directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to

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make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style to any of the Funds.

The directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels, and that the net assets of AB High Income Municipal Portfolio were approximately at the level of the first breakpoint, meaning that the Fund’s effective advisory fee rate would be reduced by increases in its net assets. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MI-0151-0518

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
California Portfolio	2017	$37,288	$33	$21,968
	2018	$37,288	$91	$18,762

National Portfolio	2017	$38,664	$61	$21,968
	2018	$38,664	$160	$18,762

New York Portfolio	2017	$38,664	$29	$24,468
	2018	$38,664	$77	$18,762

High Income	2017	$46,438	$120	$21,968
	2018	$46,438	$324	$18,762

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
California Portfolio	2017	$617,291	$22,001
			$(33)
			$(21,968)
	2018	$845,543	$18,853
			$(91)
			$(18,762)

National Portfolio	2017	$617,319	$22,029
			$(61)
			$(21,968)
	2018	$845,612	$18,922
			$(160)
			$(18,762)

New York Portfolio	2017	$619,787	$24,497
			$(29)
			$(24,468)
	2018	$845,529	$18,839
			$(77)
			$(18,762)

High Income	2017	$617,378	$22,088
			$(120)
			$(21,968)
	2018	$845,776	$19,086
			$(324)
			$(18,762)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2018